AMERICAN SEPARATE ACCOUNT NO. 3

ANNUAL REPORT

DECEMBER 31, 2023

This report is not to be construed as an offering for sale of any Variable Product. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

To the Board of Directors of Wilton Reassurance Life Company of New York and the policy owners of American Separate Account No. 3

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of each of the subaccounts of American Separate Account No. 3 (the “Account”) listed in Appendix A as of December 31, 2023, the related statement of operations, statement of changes in net assets, and the financial highlights for the period indicated in Appendix A and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts of the Account as of December 31, 2023, and the results of their operations, changes in their net assets, and the financial highlights for the period indicated in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets of each of the subaccounts of the Account presented for the year, or period in the year, ended December 31, 2022 and the related notes, including the financial highlights presented for each of the years, or periods in the years, ended December 31, 2022 and prior, were audited by other auditors whose report, dated May 1, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the Account’s fund managers. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Stamford, Connecticut

April 29, 2024

We have served as the auditor of American Separate Account No. 3 since 2024.

AMERICAN SEPARATE ACCOUNT NO. 3

APPENDIX A

Subaccount	Statement of Assets and Liabilities	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Mutual of America Variable Insurance Portfolios Equity Index Portfolio	December 31, 2023	Period January 1, 2023 to November 3, 2023#	Period January 1, 2023 to November 3, 2023#	Period January 1, 2023 to November 3, 2023#
Mutual of America Variable Insurance Portfolios All America Portfolio	December 31, 2023	Period January 1, 2023 to November 3, 2023#	Period January 1, 2023 to November 3, 2023#	Period January 1, 2023 to November 3, 2023#
Mutual of America Variable Insurance Portfolios Small Cap Value Portfolio	December 31, 2023	Period January 1, 2023 to November 3, 2023#	Period January 1, 2023 to November 3, 2023#	Period January 1, 2023 to November 3, 2023#
Mutual of America Variable Insurance Portfolios Small Cap Growth Portfolio	December 31, 2023	Period January 1, 2023 to November 3, 2023#	Period January 1, 2023 to November 3, 2023#	Period January 1, 2023 to November 3, 2023#
Mutual of America Variable Insurance Portfolios Mid-Cap Equity Index Portfolio	December 31, 2023	Period January 1, 2023 to November 3, 2023#	Period January 1, 2023 to November 3, 2023#	Period January 1, 2023 to November 3, 2023#
Mutual of America Variable Insurance Portfolios Moderate Allocation Portfolio	December 31, 2023	Period January 1, 2023 to November 3, 2023#	Period January 1, 2023 to November 3, 2023#	Period January 1, 2023 to November 3, 2023#
Mutual of America Variable Insurance Portfolios Money Market Portfolio	December 31, 2023	Period January 1, 2023 to November 3, 2023#	Period January 1, 2023 to November 3, 2023#	Period January 1, 2023 to November 3, 2023#
Mutual of America Variable Insurance Portfolios Mid-Term Bond Portfolio	December 31, 2023	Period January 1, 2023 to November 3, 2023#	Period January 1, 2023 to November 3, 2023#	Period January 1, 2023 to November 3, 2023#
Mutual of America Variable Insurance Portfolios Bond Portfolio	December 31, 2023	Period January 1, 2023 to November 3, 2023#	Period January 1, 2023 to November 3, 2023#	Period January 1, 2023 to November 3, 2023#
American Century VP Capital Appreciation Fund	December 31, 2023	Year Ended December 31, 2023	Year Ended December 31, 2023	Year Ended December 31, 2023
American Funds Insurance Series The Bond Fund of America	December 31, 2023	Period November 3, 2023* to December 31, 2023	Period November 3, 2023* to December 31, 2023	Period November 3, 2023* to December 31, 2023
Calvert VP SRI Balanced Portfolio	December 31, 2023	Year Ended December 31, 2023	Year Ended December 31, 2023	Year Ended December 31, 2023
DFA VA U.S. Targeted Value Portfolio	December 31, 2023	Period November 3, 2023* to December 31, 2023	Period November 3, 2023* to December 31, 2023	Period November 3, 2023* to December 31, 2023
DWS Capital Growth VIP	December 31, 2023	Year Ended December 31, 2023	Year Ended December 31, 2023	Year Ended December 31, 2023

‡

AMERICAN SEPARATE ACCOUNT NO. 3

APPENDIX A (Continued)

Subaccount	Statement of Assets and Liabilities	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Fidelity VIP Asset Manager Portfolio	December 31, 2023	Year Ended December 31, 2023	Year Ended December 31, 2023	Year Ended December 31, 2023
Fidelity VIP Contrafund Portfolio	December 31, 2023	Year Ended December 31, 2023	Year Ended December 31, 2023	Year Ended December 31, 2023
Fidelity VIP Equity-Income Portfolio	December 31, 2023	Year Ended December 31, 2023	Year Ended December 31, 2023	Year Ended December 31, 2023
Fidelity VIP Index 500 Portfolio	December 31, 2023	Period November 3, 2023* to December 31, 2023	Period November 3, 2023* to December 31, 2023	Period November 3, 2023* to December 31, 2023
Goldman Sachs VIT Government Money Market Fund	December 31, 2023	Period November 3, 2023* to December 31, 2023	Period November 3, 2023* to December 31, 2023	Period November 3, 2023* to December 31, 2023
Vanguard VIF Balanced Portfolio	December 31, 2023	Period November 3, 2023* to December 31, 2023	Period November 3, 2023* to December 31, 2023	Period November 3, 2023* to December 31, 2023
Vanguard VIF International Portfolio	December 31, 2023	Year Ended December 31, 2023	Year Ended December 31, 2023	Year Ended December 31, 2023
Vanguard VIF Mid-Cap Index Portfolio	December 31, 2023	Period November 3, 2023* to December 31, 2023	Period November 3, 2023* to December 31, 2023	Period November 3, 2023* to December 31, 2023
Vanguard VIF Short-Term Investment-Grade Portfolio	December 31, 2023	Period November 3, 2023* to December 31, 2023	Period November 3, 2023* to December 31, 2023	Period November 3, 2023* to December 31, 2023
Vanguard VIF Small Company Growth Portfolio	December 31, 2023	Period November 3, 2023* to December 31, 2023	Period November 3, 2023* to December 31, 2023	Period November 3, 2023* to December 31, 2023

*	represents date the subaccount commenced operations
#	represents date the subaccount ceased operations due to merger into another subaccount, and did not have net assets as of December 31, 2023

AMERICAN SEPARATE ACCOUNT NO. 3

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

Mutual of America Variable Insurance Portfolios†
	Equity Index Portfolio	All America Portfolio		Small Cap Growth Portfolio		Small Cap Value Portfolio		Mid Cap Equity Index Portfolio

Investments at fair value (Cost: Equity Index Portfolio—$0 All America Portfolio—$0 Small Cap Value Portfolio—$0 Small Cap Growth Portfolio—$0 Mid Cap Equity Index Portfolio—$0

(Notes 1 and 2)	$—	$—		$—		$—		$—

Due From (To) General Account	—	—		—		—		—

Net Assets	$—	$—		$—		$—		$—

Number of Units Outstanding(a)	—	—		—		—		—

Unit Value(b)	$—	$—	(d)	$—	(d)	$—	(d)	$—	(d)

(a)	Rounded to the nearest unit.
(b)

Rounded to the nearest $0.001. Inputs used to derive each Subaccount’s ending unit value are rounded to six decimal places. Refer to Note 6 for further information regarding the daily calculation of Accumulation Unit Values.

†	Subaccount ceased operations on due to merger into another Subaccount, and did not have net assets as of December 31, 2023 (see Note 1).

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

Mutual of America Variable Insurance Portfolios†
	Moderate Allocation Portfolio	Money Market Portfolio	Mid-Term Bond Portfolio	Bond Portfolio

Investments at fair value (Cost: Moderate Allocation Portfolio—$0 Money Market Portfolio—$0 Mid-Term Bond Portfolio—$0 Bond Portfolio—$0

(Notes 1 and 2)	$—	$—	$—	$—

Due From (To) General Account	—	—	—	—

Net Assets	$—	$—	$—	$—

Number of Units Outstanding(a)	—	—	—	—

Unit Value(b)	$—	$—	$—	$—

(a)	Rounded to the nearest unit.
(b)

Rounded to the nearest $0.001. Inputs used to derive each Subaccount’s ending unit value are rounded to six decimal places. Refer to Note 6 for further information regarding the daily calculation of Accumulation Unit Values.

†	Subaccount ceased operations on due to merger into another Subaccount, and did not have net assets as of December 31, 2023 (see Note 1).

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

	American Century	American Funds	Calvert	DFA	DWS	Fidelity
	VP Capital Appreciation Fund	Insurance Series The Bond Fund of America	VP SRI Balanced Portfolio	U.S. Targeted Value Portfolio	Capital Growth VIP	VIP Equity- Income Portfolio

Investments at fair value (Cost: American Century VP Capital Appreciation Fund—$144,762 American Funds Insurance Series The Bond Fund of America—$1,962 Calvert VP SRI Balanced Portfolio—$994 DFA VA U.S. Targeted Value Portfolio—$24,264 DWS Capital Growth VIP—$86,029 Fidelity VIP Equity-Income Portfolio—$40,369) (Note 2 and 3)	$161,618	$2,012	$982	$25,573	$118,421	$42,558

Due From (To) General Account	(7,517)	35	(525)	(13)	(4,157)	(743)

Net Assets	$154,101	$2,047	$456	$25,560	$114,264	$41,815

Number of Units Outstanding(a)	1,846	192	52	2,221	597	332

Unit Value(b)	$83.475	$10.650	$8.816	$11.506	$191.398	$125.896

(a)	Rounded to the nearest unit.
(b)

Rounded to the nearest $0.001. Inputs used to derive each Subaccount’s ending unit value are rounded to six decimal places. Refer to Note 6 for further information regarding the daily calculation of Accumulation Unit Values.

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

	Fidelity			Goldman Sachs
	VIP Asset Manager Portfolio	VIP Contrafund Portfolio	VIP Index 500 Portfolio	VIT Government Money Market Fund

Investments at fair value (Cost: Fidelity VIP Asset Manager Portfolio—$5,156 Fidelity VIP Contrafund Portfolio—$14,629 Fidelity VIP Index 500 Portfolio—$47,073 Goldman Sachs VIT Government Money Market Fund—$1,929) (Note 2 and 3)	$5,123	$18,375	$51,040	$1,929

Due From (To) General Account	(261)	(2,549)	(78)	(3)

Net Assets	$4,862	$15,826	$50,962	$1,926

Number of Units Outstanding(a)	74	84	4,574	190

Unit Value(b)	$65.584	$188.405	$11.141	$10.115

(a)	Rounded to the nearest unit.
(b)

Rounded to the nearest $0.001. Inputs used to derive each Subaccount’s ending unit value are rounded to six decimal places. Refer to Note 6 for further information regarding the daily calculation of Accumulation Unit Values.

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

	Vanguard
	VIF Balanced Portfolio	VIF International Portfolio	VIF Small Company Growth Portfolio

Investments at fair value (Cost: Vanguard VIF Balanced Portfolio—$20,228 Vanguard VIF International Portfolio—$23,002 Vanguard VIF Small Company Growth Portfolio—$28,456) (Note 2 and 3)	$21,777	$22,996	$33,160

Due From (To) General Account	25	24	(44)

Net Assets	$21,802	$23,020	$33,116

Number of Units Outstanding(a)	1,994	470	2,952

Unit Value(b)	$10.935	$48.937	$11.220

(a)	Rounded to the nearest unit.
(b)

Rounded to the nearest $0.001. Inputs used to derive each Subaccount’s ending unit value are rounded to six decimal places. Refer to Note 6 for further information regarding the daily calculation of Accumulation Unit Values.

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2023

	Vanguard
	VIF Short-Term Investment- Grade Portfolio	VIF Mid-Cap Index Portfolio

Investments at fair value (Cost: Vanguard VIF Short-Term Investment-Grade Portfolio $20 Vanguard Mid-Cap Index Portfolio $20)

(Notes 2 and 3)	$20	$23

Due From (To) General Account	(20)	(23)

Net Assets	$—	$—

Number of Units Outstanding (a)	—	—

Unit Value (b)	$—	$—

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2023

	Mutual of America Variable Insurance Portfolios†
	Equity Index Portfolio	All America Portfolio	Small Cap Growth Portfolio	Small Cap Value Portfolio	Mid-Cap Equity Index Portfolio

Investment Income and Expenses:

Dividend Income (Note 2)	$530	$230	$—	$297	$—

Expenses (Note 4)	211	160	241	182	—

Net Investment Income (Loss)	319	70	(241)	115	—

Net Realized and Unrealized Gain (Loss) on Investments (Note 3):

Net realized gain (loss) on investment transactions	5,902	2,012	(3,829)	(2,132)	—

Realized gain from distributions	477	387	—	683	—

Net realized gain (loss) on investments	6,379	2,399	(3,829)	(1,449)	—

Net change in unrealized appreciation (depreciation) on investments	(3,693)	(1,802)	2,924	(455)	—

Net Realized and Unrealized Gain (Loss) on Investments	2,686	597	(905)	(1,904)	—

Net Increase (Decrease) in Net Assets Resulting From Operations	$3,005	$667	$(1,146)	$(1,789)	$—

†	For the period January 1, 2023 to November 3, 2023 (see Note 1).

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2023

	Mutual of America Variable Insurance Portfolios†
	Moderate Allocation Portfolio	Money Market Portfolio	Mid-Term Bond Portfolio	Bond Portfolio

Investment Income and Expenses:

Dividend Income (Note 2)	$315	$1	$—	$35

Expenses (Note 4)	158	16	—	13

Net Investment Income (Loss)	157	(15)	—	22

Net Realized and Unrealized Gain (Loss) on Investments (Note 3):

Net realized gain (loss) on investment transactions	(398)	96	—	(256)

Realized gain from distributions	928	—		—

Net realized gain (loss) on investments	530	96	—	(256)

Net change in unrealized appreciation (depreciation) on investments	(216)	(9)	—	172

Net Realized and Unrealized Gain (Loss) on Investments	314	87	—	(84)

Net Increase (Decrease) in Net Assets Resulting From Operations	$471	$72	$—	$(62)

†	For the period January 1, 2023 to November 3, 2023 (see Note 1).

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2023

	American Century	American Funds		Calvert		DFA	DWS
	VP Capital Appreciation Fund	Insurance Series The Bond Fund of America‡		VP SRI Balanced Portfolio		U.S. Targeted Value Portfolio‡	Capital Growth VIP

Investment Income and Expenses:

Dividend Income (Note 2)	$—	$55		$15		$364	$76

Expenses (Note 4)	1,270	3		4		35	903

Net Investment Income (Loss)	(1,270)	52		11		329	(827)

Net Realized and Unrealized Gain (Loss) on Investments (Note 3):

Net realized gain (loss) on investment transactions	47	—	(a)	—	(a)	2	649

Realized gain from distributions	205	—		4		1,621	4,172

Net realized gain (loss) on investments	252	—		4		1,622	4,821

Net change in unrealized appreciation (depreciation) on investments	27,987	50		123		1,309	28,266

Net Realized and Unrealized Gain (Loss) on Investments	28,239	50		127		2,932	33,087

Net Increase (Decrease) in Net Assets Resulting From Operations	$26,969	$102		$138		$3,261	$32,260

‡	For the period January 1, 2023 to November 3, 2023 (see Note 1).

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2023

	Fidelity					Goldman Sachs
	VIP Equity-Income Portfolio	VIP Asset Manager Portfolio	VIP Contrafund Portfolio	VIP Index 500 Portfolio‡		VIT Government Money Market Fund‡

Investment Income and Expenses:

Dividend Income (Note 2)	$781	$115	$82	$563		$16

Expenses (Note 4)	314	37	109	74		3

Net Investment Income (Loss)	467	78	(27)	489		13

Net Realized and Unrealized Gain (Loss) on Investments (Note 3):

Net realized gain (loss) on investment transactions	32	(9)	1,071	25		—

Realized gain from distributions	1,172	51	620	—	(a)	—

Net realized gain (loss) on investments	1,204	42	1,691	25		—

Net change in unrealized appreciation (depreciation) on investments	2,128	428	3,193	3,967		—

Net Realized and Unrealized Gain (Loss) on Investments	3,332	470	4,884	3,992		—

Net Increase (Decrease) in Net Assets Resulting From Operations	$3,799	$548	$4,857	$4,481		$13

(a)	Less than $0.50.
‡	For the period November 3, 2023 to December 31, 2023 (see Note 1).

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2023

	Vanguard
	VIF Balanced Portfolio‡	VIF International Portfolio	VIF Mid Cap Index Portfolio	VIF Small Company Growth Portfolio‡	VIF Short-Term Investment-Grade Portfolio‡

Investment Income and Expenses:

Dividend Income (Note 2)	$—	$352	$—	$—	$—

Expenses (Note 4)	32	201	—	46	—

Net Investment Income (Loss)	(32)	151	—	(46)	—

Net Realized and Unrealized Gain (Loss) on Investments (Note 3):

Net realized gain (loss) on investment transactions	4	284	1	13	—	(a)

Realized gain from distributions	—	759	—	—	—

Net realized gain (loss) on investments	4	1,043	1	13	—

Net change in unrealized appreciation (depreciation) on investments	1,549	1,691	3	4,704	1

Net Realized and Unrealized Gain (Loss) on Investments	1,553	2,734	4	4,717	1

Net Increase (Decrease) in Net Assets Resulting From Operations	$1,521	$2,885	$4	$4,671	$1

(a)	Less than $0.50.
‡	For the period November 3, 2023 to December 31, 2023 (see note 1).

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	Mutual of America Variable Insurance Portfolios†
	Equity Index Portfolio		All America Portfolio		Small Cap Growth Portfolio
	2023	2022	2023	2022	2023	2022

Increase (Decrease) in Net Assets:

From Operations:

Net investment income (loss)	$319	$215	$70	$(7)	$(241)	$(301)

Net realized gain (loss) on investments	6,379	1,324	2,399	1,554	(3,829)	5,900

Net change in unrealized appreciation (depreciation) on investments	(3,693)	(9,448)	(1,802)	(6,510)	2,924	(18,213)

Net Increase (Decrease) in net assets resulting from operations	3,005	(7,909)	667	(4,963)	(1,146)	(12,614)

From Unit Transactions:

Contributions	266	784	465	972	387	471

Withdrawals	—	—	—	—	—	—

Net transfers	(28,313)	522	(20,428)	(1,734)	(28,699)	(485)

Contract fees (Note 4)	(776)	(134)	(1,354)	(230)	(730)	(14)

Net Increase (Decrease) from unit transactions	(28,823)	1,172	(21,317)	(992)	(29,042)	(28)

Net Increase (Decrease) in Net Assets	(25,818)	(6,737)	(20,650)	(5,955)	(30,188)	(12,642)

Net Assets:

Beginning of Year	25,818	32,555	20,650	26,605	30,188	42,830

End of Year	$—	$25,818	$—	$20,650	$—	$30,188

Changes in Units:

Units outstanding, beginning of year	2,404	2,460	754	791	9,938	10,023

Units issued	11	87	16	34	118	143

Units redeemed	(2,415)	(143)	(769)	(71)	(10,056)	(228)

Net increase (decrease)	(2,404)	(56)	(754)	(37)	(9,938)	(85)

Units outstanding, end of year	—	2,404	—	754	—	9,938

†	For the period January 1, 2023 to November 3, 2023 (see Note 1).

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	Mutual of America Variable Insurance Portfolios†
	Small Cap Value Portfolio		Moderate Allocation Portfolio		Money Market Portfolio
	2023	2022	2023	2022	2023	2022

Increase (Decrease) in Net Assets:

From Operations:

Net investment income (loss)	$115	$(25)	$157	$117	$(15)	$(1)

Net realized gain (loss) on investments	(1,449)	2,600	530	1,011	96	1

Net change in unrealized appreciation (depreciation) on investments	(455)	(5,491)	(216)	(4,452)	(9)	12

Net Increase (Decrease) in net assets resulting from operations	(1,789)	(2,916)	471	(3,324)	72	12

From Unit Transactions:

Contributions	388	476	669	1,078	13	307

Withdrawals	—	—	—	—	—	—

Net transfers	(22,471)	(248)	(20,444)	(372)	(2,072)	(413)

Contract fees (Note 4)	(281)	(34)	(609)	(67)	(244)	(23)

Net Increase (Decrease) from unit transactions	(22,364)	194	(20,384)	639	(2,303)	(129)

Net Increase (Decrease) in Net Assets	(24,153)	(2,722)	(19,913)	(2,685)	(2,231)	(117)

Net Assets:

Beginning of Year	24,153	26,875	19,913	22,598	2,231	2,348

End of Year	$—	$24,153	$—	$19,913	$—	$2,231

Changes in Units:

Units outstanding, beginning of year	8,758	8,704	6,700	6,490	937	990

Units issued	139	167	213	349	5	130

Units redeemed	(8,896)	(113)	(6,913)	(139)	(942)	(183)

Net increase (decrease)	(8,758)	54	(6,700)	210	(937)	(53)

Units outstanding, end of year	—	8,758	—	6,700	—	937

†	For the period January 1, 2023 to November 3, 2023 (see Note 1).

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	Mutual of America Variable Insurance Portfolio Funds†						American Century
	Mid-Term Bond Portfolio		Bond Portfolio		Mid Cap Equity Index Portfolio		VP Capital Appreciation Fund
	2023	2022	2023	2022	2023	2022	2023	2022

Increase (Decrease) in Net Assets:

From Operations:

Net investment income (loss)	$—	$—	$22	$11	$—	$—	$(1,270)	$(1,253)

Net realized gain (loss) on investments	—	—	(256)	(88)	—	—	252	19,822

Net change in unrealized appreciation (depreciation) on investments	—	—	172	(185)	—	—	27,987	(71,928)

Net Increase (Decrease) in net assets resulting from operations	—	—	(62)	(262)	—	—	26,969	(53,359)

From Unit Transactions:

Contributions	(160)	48	454	841	—	—	201	335

Withdrawals	—	—	—	—	—	—	—	—

Net transfers	164	(48)	(1,984)	(812)	—	—	(1,498)	538

Contract fees (Note 3)	(8)	—	(55)	(118)	—	—	(688)	(121)

Net Increase (Decrease) from unit transactions	(4)	—	(1,585)	(89)	—	—	(1,985)	752

Net Increase (Decrease) in Net Assets	(4)	—	(1,647)	(351)	—	—	24,984	(52,607)

Net Assets

Beginning of Year	4	4	1,647	1,998	—	—	129,117	181,724

End of Year	$—	$4	$—	$1,647	$—	$—	$154,101	$129,117

Changes in Units:

Units outstanding, beginning of year	2	2	270	285	—	—	1,857	1,867

Units issued	2	19	74	132	—	—	3	5

Units redeemed	(3)	(19)	(344)	(147)	—	—	(14)	(15)

Net increase (decrease)	(2)	—	(270)	(15)	—	—	(11)	(10)

Units outstanding, end of year	—	2	—	270	—	—	1,846	1,857

†	For the period January 1, 2023 to November 3, 2023 (see Note 1).

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	American Funds		Calvert		DFA
	Insurance Series The Bond Fund of America‡		VP SRI Balanced Portfolio		U.S. Targeted Value Portfolio‡
	2023	2022	2023	2022	2023	2022

Increase (Decrease) in Net Assets:

From Operations:

Net investment income (loss)	$52	$—	$11	$5	$329	$—

Net realized gain (loss) on investments	—	—	4	201	1,622	—

Net change in unrealized appreciation (depreciation) on investments	50	—	123	(471)	1,309	—

Net Increase (Decrease) in net assets resulting from operations	102	—	138	(265)	3,261	—

From Unit Transactions:

Contributions	226	—	8	43	56	—

Withdrawals	—	—	—	—	—	—

Net transfers	1,738	—	(88)	(751)	22,333	—

Contract fees (Note 4)	(19)	—	(10)	(35)	(90)	—

Net Increase (Decrease) from unit transactions	1,945	—	(90)	(743)	22,299	—

Net Increase (Decrease) in Net Assets	2,047	—	48	(1,008)	25,560	—
Net Assets:

Beginning of Year	—	—	408	1,416	—	—

End of Year	$2,047	$—	$456	$408	$25,560	$—

Changes in Units:

Units outstanding, beginning of year	—	—	54	156	—	—

Units issued	194	—	1	5	2,231	—

Units redeemed	(2)	—	(3)	(107)	(10)	—

Net increase (decrease)	192	—	(2)	(102)	2,221	—

Units outstanding, end of year	192	—	52	54	2,221	—

‡	For the period November 3, 2023 to December 31, 2023 (see Note 1).

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	DWS		Fidelity
	Capital Growth VIP		VIP Equity Income Portfolio		VIP Asset Manager Portfolio
	2023	2022	2023	2022	2023	2022

Increase (Decrease) in Net Assets:

From Operations:

Net investment income (loss)	$(827)	$(798)	$467	$443	$78	$55

Net realized gain (loss) on investments	4,821	16,490	1,204	1,399	42	242

Net change in unrealized appreciation (depreciation) on investments	28,266	(55,623)	2,128	(4,265)	428	(1,583)

Net Increase (Decrease) in net assets resulting from operations	32,260	(39,931)	3,799	(2,423)	548	(1,286)

From Unit Transactions:

Contributions	929	1,460	1,290	1,666	131	140

Withdrawals	(1,875)	—	—	—	—	(2,114)

Net transfers	(1,443)	(1,637)	(740)	(2,245)	(136)	(345)

Contract fees (Note 4)	(1,821)	(184)	(1,416)	(271)	(130)	(100)

Net Increase (Decrease) from unit transactions	(4,210)	(361)	(866)	(850)	(135)	(2,419)

Net Increase (Decrease) in Net Assets	28,050	(40,292)	2,933	(3,273)	413	(3,705)

Net Assets:

Beginning of Year	86,214	126,506	38,882	42,155	4,449	8,154

End of Year	$114,264	$86,214	$41,815	$38,882	$4,862	$4,449

Changes in Units:

Units outstanding, beginning of year	619	624	339	346	76	117

Units issued	6	9	11	15	2	2

Units redeemed	(27)	(14)	(18)	(22)	(4)	(43)

Net increase (decrease)	(22)	(5)	(7)	(7)	(2)	(41)

Units outstanding, end of year	597	619	332	339	74	76

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	Fidelity				Goldman Sachs
	VIP Contrafund Portfolio		VIP Index 500 Portfolio‡		VIT Government Money Market Fund‡
	2023	2022	2023	2022	2023	2022

Increase (Decrease) in Net Assets:

From Operations:

Net investment income (loss)	$(27)	$(19)	$489	$—	$13	$—

Net realized gain (loss) on investments	1,691	1,383	25	—	—	—

Net change in unrealized appreciation (depreciation) on investments	3,193	(8,093)	3,967	—	—	—

Net Increase (Decrease) in net assets resulting from operations	4857	(6,729)	4,481	—	13	—

From Unit Transactions:

Contributions	247	535	140	—	19	—

Withdrawals	(1,268)	—	—	—	—	—

Net transfers	(795)	401	46,931	—	1,966	—

Contract fees (Note 4)	(361)	(126)	(590)	—	(72)	—

Net Increase (Decrease) from unit transactions	(2,177)	810	46,481	—	1,913	—

Net Increase (Decrease) in Net Assets	2,680	(5,919)	50,962	—	1,926	—

Net Assets:

Beginning of Year	13,146	19,065	—	—	—	—

End of Year	$15,826	$13,146	$50,962	$—	$1,926	$—

Changes in Units:

Units outstanding, beginning of year	96	101	—	—	—	—

Units issued	2	3	4,629	—	198	—

Units redeemed	(14)	(8)	(55)	—	(7)	—

Net increase (decrease)	(12)	(5)	4,574	—	190	—

Units outstanding, end of year	84	96	4,574	—	190	—

‡	For the period November 3, 2023 to December 31, 2023 (see Note 1).

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	Vanguard
	VIF Balanced Portfolio‡		VIF International Portfolio		VIF Small Company Growth Portfolio‡		VIF Short-Term Investment- Grade Portfolio‡		VIF Mid- Cap Index Portfolio‡
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022

Increase (Decrease) in Net Assets:

From Operations:

Net investment income (loss)	$(32)	$—	$151	$103	$(46)	$—	$—	$—	$—	$—

Net realized gain (loss) on investments	4	—	1,043	4,560	13	—	—	—	1	—

Net change in unrealized appreciation (depreciation) on investments	1,549	—	1,691	(14,695)	4,704	—	1	—	3	—

Net Increase (Decrease) in net assets resulting from operations	1,521	—	2,885	(10,032)	4,671	—	1	—	4	—

From Unit Transactions:

Contributions	122	—	245	338	38	—	—	—	—	—

Withdrawals	—	—	—	—	—	—	—	—	—	—

Net transfers	18,772	—	(127)	652	28,496	—	(1)	—	(4)	—

Contract fees (Note 4)	(162)	—	(613)	—	(89)	—	—	—	—	—

Net Increase (Decrease) from unit transactions	18,732	—	(495)	990	28,445	—	(1)	—	(4)	—

Net Increase (Decrease) in Net Assets	20,253	—	2,390	(9,042)	33,116	—	—	—	—	—

Net Assets:

Beginning of Year	—	—	20,630	29,672	—	—	$—	$—	$—	$—

End of Year	$21,802	$—	$23,020	$20,630	$33,116	$—	$—	$—	$—	$—

Changes in Units:

Units outstanding, beginning of year	—	—	479	477	—	—	—	—	—	—

Units issued	2,009	—	6	7	2,971	—	—	—	—	—

Units redeemed	(16)	—	(15)	(5)	(20)	—	—	—	—	—

Net increase (decrease)	1,994	—	(9)	2	2,952	—	—	—	—	—

Units outstanding, end of year	1,994	—	470	479	2,952	—	—	—	—	—

‡	For the period November 3, 2023 to December 31, 2023 (see Note 1).

The accompanying notes are an integral part of these financial statements.

AMERICAN SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS

December 31, 2023

1. Organization

American Separate Account No. 3 (“Separate Account No. 3” or the “Separate account”) of Wilton Reassurance Life Company of New York (formerly The American Life Insurance Company of New York) (“the Company”) was established in conformity with New York Insurance Law and commenced operations on December 21, 1994 as a unit investment trust registered under the Investment Company Act of 1940. The assets within Separate Account No. 3 are legally separated from each other in subaccounts (the “Subaccounts”). Each subaccount invests in shares of funds managed by the following investment advisors: the VIP Equity-Income, VIP Asset Manager, VIP Contrafund, and VIP Index 500 Portfolios of Fidelity Investments Variable Insurance Products Funds (“Fidelity”); the VIF International, VIF Balanced, and VIF Small Company Growth Portfolios of Vanguard Variable Insurance Funds (“Vanguard”); the VP Capital Appreciation Fund of American Century Variable Portfolios, inc. (“American Century”); the Bond Fund of America of the American Funds Insurance Series (“American Funds”); VP SRI Balanced Portfolio of Calvert Variable Series, Inc. (“Calvert”); the Capital Growth VIP of Deutsche DWS Variable Series I (“DWS”); the US Targeted Value of the DFA Variable Annuity (“DFA”); and the VIT Government Money Market Fund of Goldman Sachs (“Goldman Sachs”).

As of November 3, 2023, the Mutual of America Variable Insurance Portfolios (“Mutual of America VIP”) were liquidated and exchanged for other investments.

Mutual of America VIP Investment	Substituted Investment
Bond Portfolio	American Funds Insurance Series The Bond Fund of America
Mid-Term Bond Portfolio	Vanguard VIF Short Term Investment Grade Portfolio
Moderate Allocation Portfolio	Vanguard VIF Balanced Portfolio
Money Market Portfolio	Goldman Sachs VIT Government Money Market Fund
Small Cap Growth Portfolio	Vanguard VIF Small Company Growth Portfolio
Small Cap Value Portfolio	DFA VA U.S. Targeted Value Portfolio
All America Portfolio	Fidelity VIP Index 500 Portfolio
Equity Index Portfolio	Fidelity VIP Index 500 Portfolio
Mid-Cap Equity Index Portfolio	Vanguard VIF Mid-Cap Index Portfolio

Separate Account No. 3 was formed by the Company to support the operations of the Company’s variable universal life insurance (“VUL”) policies. The assets of Separate Account No. 3 are the property of the Company. The portion of Separate Account No. 3’s assets applicable to the policies will not be charged with liabilities arising out of any other business the Company may conduct.

2. Significant Accounting Policies

The Subaccounts follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 Financial Services — Investment Companies. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures regarding the reported amounts of revenue and expenses during the reporting period. Actual results, however, may differ from those estimates.

AMERICAN SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

2. Significant Accounting Policies (Continued)

The following is a summary of the significant accounting policies consistently followed by Separate Account No. 3, which are in conformity with GAAP:

Fair Value — Separate Account No. 3 values its investments at fair value. Fair value is an estimate of the price Separate Account No. 3 would receive upon selling an investment in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•	Level 3 — significant unobservable inputs (including the Separate Account No. 3’s own assumptions in determining the fair value of investments).

As of December 31, 2023, management determined that the fair value inputs for all of Separate Account No. 3 investments, which consist solely of investments in mutual funds registered with the SEC, were considered Level 1. The inputs used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Investment Valuation — Investments are fair valued based on the reported net asset values of the respective funds and portfolios, which in turn value their investments at fair value. Such investments are referred to as “Underlying Funds” of Separate Account No. 3.

Investment Income — Dividend distributions made by the Underlying Funds, representing a distribution of their accumulated income, is recognized as investment income while distributions of capital gains are recognized as realized gains from distributions. All dividend distributions and distributions of capital gains are recognized on the ex-dividend dates of each Underlying Fund by each Subaccount and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividends and distributions paid to the Subaccounts has no impact on the respective unit values.

Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the identified cost basis of the security determined on a first-in, first-out (“FIFO”) basis.

Federal Income Taxes — Separate Account No. 3 is treated as a part of the Company and not taxed separately as a “regulated investment company” under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements. Taxes are generally the responsibility of policy holders upon termination or withdrawal.

AMERICAN SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

3. Investments

The number of shares owned by Separate Account No. 3 (rounded to the nearest share) at December 31, 2023 were as follows:

Subaccount	Number of Shares
Investments at Fair Value
Fidelity Portfolios:
VIP Asset Manager —	328
VIP Contrafund —	378
VIP Equity-Income —	1,713
VIP Index 500 —	111
Vanguard Portfolios:
VIF Balanced	935
VIF International	936
VIF Small Company Growth	1,883
VIF Mid-Cap Index	1
VIF Short-Term Investment-Grade	2
American Century VP Capital Appreciation Fund —	11,070
American Funds Insurance Series The Bond Fund of America	211
Calvert VP SRI Balanced	414
DFA US Targeted Value	1,132
DWS Capital Growth VIP —	3,130
Goldman Sachs VIT Government Money Market Fund —	1,929

(a)	Held less than 0.5 unit.

The cost of investment purchases and proceeds from sales of investments for the period from January 1, 2023 to November 3, 2023 for the Mutual of America VIP Portfolios were as follows:

	All America Portfolio	Bond Portfolio	Equity Index Portfolio	Mid-Term Bond Portfolio	Mid-Cap Equity Index Portfolio
Cost of investment purchases:	$850	$397	$1,104	$4	$—

Proceeds from sales of investments:	$22,368	$1,941	$37,725	$8	$—

	Moderate Allocation Portfolio	Money Market Portfolio	Small Cap Growth Portfolio	Small Cap Value Portfolio
Cost of investment purchases:	$1,489	$—	$96	$1,090

Proceeds from sales of investments:	$20,862	$2,410	$30,228	$23,133

The cost of investment purchases and proceeds from sales of investments for the year ended December 31, 2023 were as follows:

	Fidelity VIP Asset Manager Portfolio	Fidelity VIP Contrafund Portfolio	Fidelity VIP Equity-Income Portfolio	Fidelity VIP Index 500 Portfolio
Cost of investment purchases:	$274	$827	$2,450	$47,546

Proceeds from sales of investments:	$126	$4,501	$1,441	$498

	Vanguard VIF Balanced Portfolio	Vanguard VIF International Portfolio	Vanguard VIF Small Company Growth Portfolio	Vanguard VIF Mid-Cap Index Portfolio	Vanguard VIF Short-Term Investment Grade Portfolio	American Century VP Capital Appreciation Fund	American Funds The Bond Fund of America
Cost of investment purchases:	$20,371	$1,299	$28,636	$39	$39	$328	$1,981

Proceeds from sales of investments:	$147	$1,488	$193	$20	$20	$638	$20

AMERICAN SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

3. Investments (Continued)

	Calvert VP SRI Balanced Portfolio	DFA US Targeted Value	DWS Capital Growth VIP	Goldman Sachs VIT Government Money Market Fund
Cost of investment purchases:	$27	$24,364	$4,554	$2,020

Proceeds from sales of investments:	$11	$101	$2,555	$92

4. Expenses

Administrative Charges — In connection with its administrative functions, the Company deducts daily charges from the value of the net assets of each Subaccount. The company deducted administrative expenses at an annual rate of .40% (except for each Fidelity portfolio which was charged .30%). The lower charges for the Fidelity portfolios are due to reimbursements received from affiliates of Fidelity.

Mortality Risk Fee — The Company assumes the risk that insureds may live for a shorter period of time than estimated for purposes of current or guaranteed cost of insurance rates; for this it deducted a mortality risk charge daily. The Company deducted a mortality risk charge at an annual rate of .35%.

Expense Risk Fee — An expense risk charge, deducted daily, at an annual rate of .15% from the value of the net assets of each Subaccount, compensates the Company for the risk that administrative expenses incurred will be greater than estimated.

The cost of insurance, to compensate the Company for life insurance coverage provided under the policies, is deducted monthly from a policyowner’s account as a redemption in units and are included in “Net Transfers” in the Statements of Changes in Net Assets.

Monthly charges equaling the lesser of $2.00 or 1/12 of 1% of account value may also be deducted and is reflected as a unit transaction in the accompanying financial statements under “Contract fees” in the Statements of Changes in Net Assets.

Annual expenses are summarized, as follows:

	Current Amount Deducted
Annual Expenses
(as a percentage of net assets)
Expense Risk Fee	.15%
Mortality Risk Fee	.35%
Administrative Charges	.40	%(a)

Total Annual Expenses	.90%

(a)

Adviser Reimbursements. All policyowners with assets invested in the Fidelity portfolios qualified for a reduction in the fees they paid equal to reimbursements the Company received from service providers to those Subaccounts. The transfer agent and distributor for the three Fidelity portfolios reimbursed the Company at an annual rate of .10% for certain services that the Company provided.

AMERICAN SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

5. Financial Highlights

Disclosure of per unit data and other supplemental data is presented in the form of a financial highlights section accompanying the financial statements of Separate Account No. 3 as follows:

Subaccount	Year End		Units Outstanding		Unit Values	Net Assets		Expense Ratios (a)		Investment Income Ratios (b)		Total Returns (c)
Mutual of America Variable Insurance Portfolios Equity Index Portfolio	2023	(2)	—		$—	$—		0.90%		1.90%	(e)	5.00%	(e)
	2022		2,404		$10.742	$25,818		0.90%		1.66%		-18.82%
	2021		2,460		$13.231	$32,555		0.90%		4.21%		27.40%
	2020	(1)	4,164		$10.386	$43,245		0.90%	(d)	—		15.04%	(e)

Mutual of America Variable Insurance Portfolios All America Portfolio	2023	(2)	—		$—	$—		0.90%		1.08%	(e)	-0.42%	(e)
	2022		754		$—	$23,910		0.90%		0.86%		-18.49%
	2021		791		$33.619	$26,605		0.90%		1.13%		26.00%
	2020	(1)	818		$26.681	$21,813		0.90%	(d)	—		14.12%	(e)

Mutual of America Variable Insurance Portfolios Small Cap Value Portfolio	2023	(2)	—		$—	$—		0.90%		1.23%	(e)	-10.27%	(e)
	2022		8,758		$2.758	$24,153		0.90%		0.80%		-10.68%
	2021		8,704		$3.087	$26,875		0.90%		0.76%		30.68%
	2020	(1)	8,607		$2.363	$20,336		0.90%	(d)	—		-2.84%	(e)

Mutual of America Variable Insurance Portfolios Small Cap Growth Portfolio	2023	(2)	—		$—	$—		0.90%		—		-6.83%	(e)
	2022		9,938		$3.038	$30,188		0.90%		—		-28.91%
	2021		10,023		$4.273	$42,830		0.90%		0.10%		9.28%
	2020	(1)	10,058		$3.910	$39,330		0.90%	(d)	—		38.75%	(e)

Mutual of America Variable Insurance Portfolios Mid Cap Equity Index Portfolio	2023	(2)	—		$—	$—		0.90%		—		—
	2022		—		$6.352	$—		0.90%		—		-13.97%
	2021		—	(f)	$7.383	$—	(g)	0.90%		—		23.44%
	2020	(1)	—	(f)	$5.981	$—	(g)	0.90%	(d)	—		12.01%	(e)

Mutual of America Variable Insurance Portfolios Moderate Allocation Portfolio	2023	(2)	—		$—	$—		0.90%		1.50%	(e)	0.19%	(e)
	2022		6,700		$2.972	$19,913		0.90%		1.47%		-14.65%
	2021		6,490		$3.482	$22,598		0.90%		—		13.67%
	2020	(1)	6,219		$3.063	$19,051		0.90%	(d)	—		9.17%	(e)

Mutual of America Variable Insurance Portfolios Money Market Portfolio	2023	(2)	—		$—	$—		0.90%		0.02%	(e)	-0.07%	(e)
	2022		937		$2.381	$2,231		0.90%		0.86%		0.44%
	2021		990		$2.371	$2,348		0.90%		—		-1.06%
	2020	(1)	990		$2.396	$2,373		0.90%	(d)	0.24%	(d)	-0.56%	(e)

Mutual of America Variable Insurance Portfolios Mid-Term Bond Portfolio	2023	(2)	—		$—	$—		0.90%		—		-3.60%	(e)
	2022		2		$2.382	$4		0.90%		—		-8.42%
	2021		2		$2.601	$4		0.90%		—		-2.62%
	2020	(1)	50		$2.671	$133		0.90%	(d)	—		3.50%	(e)

Mutual of America Variable Insurance Portfolios Bond Portfolio	2023	(2)	—		$—	$—		0.90%		2.05%	(e)	-6.69%	(e)
	2022		270		$6.096	$1,647		0.90%		1.50%		-13.09%
	2021		285		$7.014	$1,998		0.90%		1.68%		-3.39%
	2020	(1)	283		$7.261	$2,057		0.90%	(d)	—		4.07%	(e)

AMERICAN SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

5. Financial Highlights (Continued)

Subaccount	Year End		Units Outstanding	Unit Values	Net Assets	Expense Ratios (a)		Investment Income Ratios (b)		Total Returns (c)

Fidelity VIP Equity-Income Portfolio	2023		332	$125.896	$41,815	0.80%	(h)	1.98%		9.61%
	2022		339	$114.854	$38,882	0.80%	(h)	1.92%		-5.71%
	2021		346	$121.814	$42,155	0.80%	(h)	1.96%		23.90%
	2020		353	$98.318	$34,667	0.80%	(h)	1.89%		5.84%
	2019		359	$92.889	$33,347	0.80%	(h)	2.06%		26.43%

Fidelity VIP Asset Manager Portfolio	2023		74	$65.584	$4,862	0.80%	(h)	2.52%		11.58%
	2022		76	$58.776	$4,449	0.80%	(h)	1.72%		-15.61%
	2021		117	$69.650	$8,154	0.80%	(h)	1.65%		9.04%
	2020		119	$63.874	$7,630	0.80%	(h)	1.81%		13.96%
	2019		126	$56.052	$7,045	0.80%	(h)	2.02%		17.31%

Fidelity VIP Contrafund Portfolio	2023		84	$188,405	$15,826	0.80%	(h)	0.60%		37.16%
	2022		96	$137.490	$13,146	0.80%	(h)	0.67%		-26.90%
	2021		101	$188.080	$19,065	0.80%	(h)	0.09%		26.82%
	2020		457	$148.309	$67,780	0.80%	(h)	0.24%		29.53%
	2019		452	$114.502	$51,762	0.80%	(h)	0.46%		30.53%

Fidelity VIP Index 500 Portfolio	2023	(3)	4,574	$11.141	$50,962	0.80%		1.13%	(e)	9.64%	(e)

American Century VP Capital Appreciation Fund	2023		1,846	$83.475	$154,101	0.90%		—		20.08%
	2022		1,857	$69.517	$129,117	0.90%		—		-28.56%
	2021		1,867	$97.313	$181,724	0.90%		—		10.57%
	2020		2,255	$88.008	$198,500	0.90%		0.10%		41.71%
	2019		2,255	$62.102	$140,037	0.90%		0.04%		34.80%

American Funds Insurance Series The Bond Fund of America	2023	(3)	192	$10.650	$2,047	0.90%		2.92%	(e)	5.82%	(e)

Calvert VP SRI Balanced Portfolio	2023		52	$8.816	$456	0.90%		3.42%		16.05%
	2022		54	$7.597	$408	0.90%		1.51%		-16.17%
	2021		156	$9.062	$1,416	0.90%		6.41%		14.09%
	2020		266	$7.943	$2,114	0.90%		5.31%		14.23%
	2019		388	$6.954	$2,695	0.90%		2.78%		23.29%

DFA U.S. Targeted Value Portfolio	2023	(3)	2,221	$11.506	$25,560	0.90%		1.51%	(e)	14.65%	(e)

DWS Capital Growth VIP	2023		597	$191.398	$114,264	0.90%		0.08%		37.44%
	2022		619	$139.254	$86,214	0.90%		0.09%		-31.36%
	2021		624	$202.866	$126,506	0.90%		0.22%		21.68%
	2020		624	$166.724	$104,092	0.90%		0.49%		37.80%
	2019		624	$120.993	$75,521	0.90%		0.43%		35.91%

Goldman Sachs VIT Government Money Market Fund	2023	(3)	190	$10.115	$1,926	0.90%		0.81%	(e)	0.70%	(e)

Vanguard VIF International Portfolio	2023		470	$48.937	$23,020	0.90%		1.58%		13.54%
	2022		479	$43.100	$20,630	0.90%		1.35%		-30.75%
	2021		477	$62.233	$29,672	0.90%		0.31%		-2.42%
	2020		690	$63.779	$43,995	0.90%		1.18%		56.17%
	2019		687	$40.840	$28,072	0.90%		1.39%		30.04%

Vanguard VIF Balanced Portfolio	2023	(3)	1,994	$10.935	$21,802	0.90%		—		7.56%	(e)

Vanguard VIF Small Company Growth Portfolio	2023	(3)	2,952	$11.220	$33,116	0.90%		—		16.42%	(e)

Vanguard VIF Short-Term Investment Growth Portfolio	2023	(3)	—	$—	$—	0.90%		—		—

Vanguard VIF Mid-Cap Equity Index Portfolio	2023	(3)	—	$—	$—	0.90%		—		—

AMERICAN SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

5. Financial Highlights (Continued)

Explanatory Notes

(a)

This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(b)

This amount represents the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying fund, net of the underlying fund’s net management fees and expenses, divided by the average net assets of the Subaccount. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values and charges made directly to participant accounts through the redemption of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the Subaccount invests.

(c)

The total return is calculated for each year indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(d)	Annualized.

(e)	Not annualized.

(f)	Less than 0.5 unit.

(g)	Less than $0.50.

(h)	Absent reimbursement by Fidelity, the expense ratio would have been 0.90%.

(i)	Absent reimbursement by American Century, the expense ratio would have been 0.90%.

(1)	For the period January 24, 2020 (Initial Offering Date of Units) to December 31, 2020.

(2)	For the period January 1, 2023 to November 3, 2023 (see Note 1).

(3)	For the period November 3, 2023 to December 31, 2023 (see Note 1).

6. Calculation of Accumulation Unit Values

Interest in the Subaccounts is represented by Accumulation Units. Each Subaccount’s Accumulation Units have a different value, based on the value of the Subaccount’s investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. To determine the change in a Subaccount’s Accumulation Unit Value from the close of one Valuation Day to the close of the next Valuation Day (Valuation Period), an Accumulation Unit Change Factor is used.

AMERICAN SEPARATE ACCOUNT NO. 3

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2023

6. Calculation of Accumulation Unit Values (Continued)

The Accumulation Unit Change Factor for each Subaccount for any Valuation Period is:

(a)

The ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier (calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by the previous Cumulative Dividend Multiplier) for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend multiplier for the preceding Valuation period, divided by

(b)

1.000000 plus the component of the annual rate of total Separate Account charges against the Subaccount’s assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

7. Subsequent Events

Management, on behalf of the Company, has evaluated the need for disclosures and/or adjustments to the financial statements from subsequent events through April 29, 2024. As a result of this evaluation, no subsequent events require disclosure and/or adjustment to the financial statements.

Wilton Reassurance

Life Company of New York

Statutory – Basis Financial Statements

As of December 31, 2023 and 2022 and for the Years Ended December 31, 2023, 2022 and 2021, Independent Auditor’s Report

Wilton Reassurance Life Company of New York

∎	Deloitte & Touche LLP 695 E Main St Stamford, CT 06901 USA
Tel: +1 203 708 4000 www.deloitte.com

Independent Auditor’s Report

To the Board of Directors of

Wilton Reassurance Life Company of New York:

Opinions

We have audited the statutory-basis financial statements of Wilton Reassurance Life Company of New York (the “Company”), which comprise the statutory-basis balance sheets as of December 31, 2023, and 2022, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2023, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2023, and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023, and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the New York State Department of Financial Services. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

March 29, 2024

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

STATUTORY—BASIS BALANCE SHEETS

AS OF DECEMBER 31, 2023 AND 2022

(Amounts in thousands of US Dollars, except share amounts)

	2023	2022

Admitted assets

Cash and invested assets:

Bonds	$5,148,046	$5,512,016

Preferred stock	131,198	103,612

Common stock	11,676	11,648

Mortgage Loans	376,670	419,711

Cash, cash equivalents, and short-term investments	135,461	119,148

Policy loans	28,380	27,862

Other invested assets	723,801	455,753

Receivables for securities	11,202	12,408

Total cash and invested assets	6,566,434	6,662,158

Accrued investment income	47,895	53,463

Deferred and uncollected life premiums, net of loading of $— and $1,955 at December 31, 2023 and 2022, respectively	5,563	12,268

Reinsurance balances recoverable	3,778	3,964

Net deferred tax asset	22,330	13,899

Other admitted assets	1,767	9,235

Separate account assets	353,751	355,922

Total admitted assets	$7,001,518	$7,110,909

Liabilities:

Policy and contract liabilities:

Life, annuity & accident and health reserves	$2,176,754	$2,317,508

Policy and contract claims	37,527	20,111

Policyholders’ funds	25,789	12,914

Total policy and contract liabilities	2,240,070	2,350,533

Other amounts payable on reinsurance	13,687	30,756

Accounts payable and general expenses due and accrued	25,563	17,683

Current federal and foreign income taxes	8,745	4,425

Remittances not allocated	(12,356)	12,415

Asset valuation reserve	97,293	80,740

Funds held under reinsurance	3,928,229	3,945,469

Payable to parent and affiliates	3,485	3,216

Payable for securities	27,578	12

Transfers to (from) Separate Accounts due or accrued (net)	(19,497)	(3,587)

Other liabilities	23,295	23,892

Separate account liabilities	353,751	355,922

Total liabilities	6,689,843	6,821,476

Capital and surplus:

Common stock, $4.55 par value:

Authorized—1,100,000 shares;

Issued and outstanding—550,000 shares	$2,503	$2,503

Paid-in surplus	208,946	208,946

Unassigned surplus	100,226	77,984

Total capital and surplus	311,675	289,433

Total liabilities and capital and surplus	$7,001,518	$7,110,909

See accompanying notes to statutory-basis financial statements.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

STATUTORY-BASIS STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2023, 2022, AND 2021

(Amounts in thousands of US Dollars)

	2023	2022	2021

Premiums and other revenues:

Life, annuity and health premiums	$61,211	$79,872	$(4,000,028)

Consideration for supplementary contracts with life contingencies	930	850	1,307

Net investment income	293,090	303,797	296,084

Amortization of interest maintenance reserve	(8,770)	(1,339)	8,161

Commissions and expense allowances on reinsurance ceded	26,872	26,483	(172,702)

Reserve adjustments on reinsurance ceded	(25,616)	(18,213)	(34,198)

Other revenues	1,678	1,423	22,062

Total premiums and other revenues	349,395	392,873	(3,879,314)

Benefits paid or provided:

Death benefits	53,011	54,280	90,258

Annuity benefits	34,548	50,537	131,037

Surrender benefits and withdrawals	176,902	123,859	108,133

Payments on supplementary contracts with life contingencies	2,074	1,521	1,442

Increase in liability for policyholders’ funds	2,339	711	11,756

Decrease in life, annuity, and accident and health reserves	(140,754)	(73,313)	(2,869,590)

Other benefits	1,067	1,273	6,408

Total benefits paid or provided	129,187	158,868	(2,520,556)

Insurance expenses and other deductions:

Commissions and expense allowances	3,455	2,849	12,580

General insurance expenses	32,854	30,960	35,198

Insurance taxes, licenses and fees	5,832	6,734	7,690

Decrease in loading on deferred and uncollected premiums	1,955	293	3,322

Funds held interest ceded	159,080	149,377	33,140

Net transfer from Separate Accounts	(65,538)	(25,918)	(45,320)

Other deductions	1,657	(6)	205

Total insurance expenses and other deductions	139,295	164,289	46,815

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	80,913	69,716	(1,405,573)
Income tax expenses (benefits)	18,356	18,675	(336,277)

Income (loss) from operations before net realized capital (losses) gains	62,557	51,041	(1,069,296)
Net realized capital gains (losses)	(10,980)	(8,346)	138,065

Net income (loss)	$51,577	$42,695	$(931,231)

See accompanying notes to statutory-basis financial statements.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

STATUTORY-BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2023, 2022, AND 2021

(Amounts in thousands of US Dollars)

	Common Stock	Paid-In Surplus	Unassigned Surplus and Special Surplus Funds	Total Capital and Surplus

Balances at December 31, 2020	$2,503	$208,099	$437,214	$647,816

Net income (loss)	–	–	(931,231)	(931,231)

Change in unrealized capital gains (losses)	–	–	(42,112)	(42,112)

Change in net deferred income tax	–	–	(107,690)	(107,690)

Change in nonadmitted assets	–	–	51,796	51,796

Change in liability for reinsurance in unauthorized companies	–	–	(279)	(279)

Change in asset valuation reserve	–	–	36,718	36,718

Change in surplus as a result of reinsurance	–	–	12,598	12,598

Contribution of paid-in-surplus	–	660,000	–	660,000

Quasi-Reorganization	–	(585,153)	585,153	–

Balances at December 31, 2021	2,503	282,946	42,167	327,616

Net income (loss)	–	–	42,695	42,695

Change in unrealized capital gains (losses)	–	–	(39,339)	(39,339)

Change in net deferred income tax	–	–	14,593	14,593

Change in nonadmitted assets	–	–	(74,017)	(74,017)

Change in liability for reinsurance in unauthorized companies	–	–	644	644

Change in asset valuation reserve	–	–	34,981	34,981

Change in surplus as a result of reinsurance	–	–	56,850	56,850

Return of paid-in-surplus	–	(74,000)	–	(74,000)

Other	–	–	(590)	(590)

Balances at December 31, 2022	2,503	208,946	77,984	289,433

Net income (loss)	–	–	51,577	51,577

Change in unrealized capital gains (losses)	–	–	1,166	1,166

Change in net deferred income tax	–	–	7,194	7,194

Change in nonadmitted assets	–	–	(4,686)	(4,686)

Change in liability for reinsurance in unauthorized companies	–	–	(494)	(494)

Change in asset valuation reserve	–	–	(16,553)	(16,553)

Change in surplus as a result of reinsurance	–	–	(7,462)	(7,462)

Dividends to stockholder	–	–	(8,500)	(8,500)

Balances at December 31, 2023	$2,503	$208,946	$100,226	$311,675

See accompanying notes to statutory-basis financial statements.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2023, 2022, AND 2021

(Amounts in thousands of US Dollars)

	2023	2022	2021

Operations

Premiums collected net of reinsurance	$66,646	$84,173	$(176,482)

Net investment income received	285,064	281,222	283,225

Miscellaneous income (loss)	30,123	26,230	(157,342)

Benefits and losses paid	(296,097)	(315,518)	(308,320)

Net transfers to separate accounts	49,628	20,833	59,108

Commissions and expenses paid	(192,567)	(185,890)	(88,410)

Dividends paid to policyholders	(32)	(13)	(45)

Federal income taxes received (paid)	(14,036)	(7,748)	305,036

Net cash used in operations	(71,271)	(96,711)	(83,230)

Investment activities

Proceeds from sales, maturities, or repayments of investments:

Bonds	655,219	2,763,802	964,765

Stocks	27,064	21,582	340,582

Mortgage loans	41,366	96,257	208,498

Other invested assets	3,616	8,659	306,304

Net gains on cash, cash equivalents and short-term investments	–	–	2

Miscellaneous proceeds	28,306	–	7,268

Total investment proceeds	755,571	2,890,300	1,827,419

Cost of investments acquired:

Bonds	297,874	2,547,620	1,896,579

Stocks	55,345	52,168	126,407

Mortgage loans	948	59,022	22,560

Other invested assets	260,473	96,348	175,619

Miscellaneous applications	–	20,213	–

Total cost of investments acquired	614,640	2,775,371	2,221,165

Net increase (decrease) in policy loans	671	(1,480)	(2,699)

Net cash provided by investment activities	140,260	116,409	(391,047)

Financing and miscellaneous activities

Capital and paid in surplus	–	(74,000)	660,000

Net inflow (withdrawal) on deposit type contracts and other insurance liabilities	12,875	481	(34,900)

Dividend to stockholder	(8,500)	–	–

Other cash applied	(57,051)	(1,159)	(124,493)

Net cash used in financing miscellaneous activities	(52,676)	(74,678)	500,607

Net increase (decrease) cash, cash equivalents and short-term investments	16,313	(54,980)	26,330

Cash, cash equivalents and short-term investments:

Beginning of year	119,148	174,128	147,798

End of year	$135,461	$119,148	$174,128

See accompanying notes to statutory-basis financial statements.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2023, 2022, AND 2021

(Amounts in thousands of US Dollars)

	2023	2022	2021

Cash flow information for non-cash transactions

Investment reclassifications	$14,988	$5,705	$–

Unamortized reinsurance Gain	1,738	2,105	12,598

Contingency reserve	1,601	–	–

Prepaid insurance	747	55	–

Exchanges of invested assets reported as purchases and sales	–	96,588	44,408

Write off unrecoverable tax asset	–	590	–

Initial reinsurance transfer—considerations	–	–	4,048,954

Reclass of negative unassigned surplus to gross paid in capital	–	–	585,153

Initial reinsurance transfer—deposit type contracts	–	–	277,869

Assets transferred to former parent	–	–	256,274

IMR sold	–	–	17,685

Initial reinsurance transfer—contract loans	–	–	17,159

Reinvestment of non-cash distributions from other invested assets	–	–	2,498

Income from other invested assets	–	–	606

Change in receivable from securities sold	–	–	207

Stock dividends received	–	–	8

Stock distributions—a return of capital	–	–	5

See accompanying notes to statutory-basis financial statements.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

1.	Nature of Operations and Significant Accounting Policies

Organization

Wilton Reassurance Life Company of New York (the Company or WRNY) is a stock life insurance company organized in 1955 under the laws of the State of New York. The Company is licensed in all 50 states, the District of Columbia and the U.S. Virgin Islands, although, historically, its marketing efforts were concentrated in the State of New York. The Company has no employees and writes no new primary insurance policies. Existing inforce product lines include traditional, interest-sensitive, and variable life insurance, voluntary accident and health insurance products, and deferred fixed, immediate fixed and variable annuities.

The Company is a wholly owned subsidiary of Wilton Reassurance Company (WRAC) which, in turn is a wholly owned subsidiary of Wilton Re U.S. Holdings, Inc., a Delaware corporation (Wilton Re U.S.). All but a de minimis portion of the economic interests and 100% of the voting interests of Wilton Re U.S. are held or controlled by Wilton Re U.S. Holdings Trust, an Ontario trust (the Wilton Re Trust). In turn, all economic interests associated with the Wilton Re Trust accrue to Wilton Re Ltd. (WRL), a non-insurance holding company registered in Nova Scotia, Canada. WRL is deemed the ultimate parent corporation in the Company’s holding company system.

The Company is party to a services agreement (the Services Agreement) with its affiliate, Wilton Re Services, Inc. (Wilton Re Services), pursuant to which Wilton Re Services provides certain accounting, actuarial and administrative services.

Acquisition and Merger

On March 29, 2021, WRAC entered into a Stock Purchase Agreement (Purchase Agreement) with Allstate Life Insurance Company (ALIC), Allstate Insurance Company (AIC), Allstate Financial Insurance Holdings Corporation (AFIHC), and Allstate Insurance Holdings, LLC (AIH) to acquire the Allstate Life Insurance Company of New York (ALICNY), a wholly owned subsidiary of ALIC domiciled in New York, and Intramerica Life Insurance Company (Intramerica), a wholly owned subsidiary of AFIHC domiciled in New York (the Acquisition).

In September 2021, ALICNY’s Board of Directors authorized up to 175,000 of new shares of common capital stock. Under the terms of the Purchase Agreement, immediately prior to the consummation of the sale of ALICNY, ALICNY issued 87,936 of the newly issued shares to AIH in exchange for $660,000 in cash.

As of September 30, 2021, necessary state regulatory approvals were received and on October 1, 2021, the Acquisition closed and WRAC became the parent of ALICNY and Intramerica.

Immediately following the Acquisition and prior to the Merger described below, ALICNY restated its gross paid-in and contributed surplus and unassigned funds (surplus) by $585,153 under a quasi-reorganization (National Association of Insurance Commissioners’ (NAIC) Statement of Statutory Accounting Principles No. 72, Surplus and Quasi-Reorganizations).

After receiving all regulatory approvals, effective November 1, 2021, ALICNY and Intramerica merged with and into the Company with the Company being the surviving company to the merger (the Merger).

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

1.	Nature of Operations and Significant Accounting Policies (continued)

In accordance with the Statements of Statutory Accounting Principles (SSAP) No. 68, Combinations and Goodwill, the Merger was accounted for as a statutory merger. No shares of stock were issued in the transaction. Outstanding shares of ALICNY and Intramerica stock were retired. No adjustments were made directly to the surplus of the Company as a result of the Merger.

Reclassifications

Certain prior year amounts have been reclassified for consistency with the current year presentation. These reclassifications had no effect on the reported total assets or liabilities.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The Company is subject to the risk that interest rates will change and cause changes in investment prepayments and decreases in the value of its investments. Policyholder persistency is also affected by changes in interest rates. To the extent that fluctuations in interest rates cause the cash flows and duration of assets and liabilities to differ from product pricing assumptions, the Company may have to sell assets prior to their maturity and realize a loss.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (the Department), which differ from accounting principles generally accepted in the United States of America (GAAP). Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law. The NAIC Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of New York.

The Department’s Insurance Regulation 172 requires the Company to record a write-in asset related to the gross premiums for reinsurance paid beyond the paid-to date of the underlying policy at the balance sheet date. These amounts would be refunded to the Company by the reinsurer in the event of policy termination.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

1.	Nature of Operations and Significant Accounting Policies (continued)

In 2021, the Department granted the Company a one-year waiver in performing Principals Based Reserving according to Insurance Regulation 213 with interest, mortality and other assumptions applied in compliance with statutory regulations, for the following policies:

•	Certain guaranteed term policies issued on or after May 13, 2019, and all guaranteed term policies issued on or after October 1, 2019

•	Certain universal life and whole life policies issued on or after October 1, 2019

•	All remaining life policies issued on or after January 1, 2020

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of New York is shown below:

	2023	2022	2021

Net income (loss)

State of New York Basis	$51,577	$42,695	$(931,231)

State prescribed practices that increase/(decrease) NAIC SAP:

Premiums	(4,498)	458	(232)

Commissions and expense allowances on reinsurance ceded	–	–	(574)

Other revenues-net	747	55	1,390

(Increase) decrease in loading on deferred and uncollected premiums	(4,801)	(732)	(181)

State permitted practices that increase/(decrease) NAIC SAP:

Change in life, annuity and accident & health reserves	—	(562)	562

Net income (loss), NAIC SAP	$43,025	$41,914	$(930,266)

Statutory capital and surplus

State of New York Basis	$311,675	$289,433

State prescribed practices that increase/(decrease) NAIC SAP:

Deferred and uncollected life premiums	–	9,299

Other assets	(1,850)	(2,597)

Statutory capital and surplus, NAIC SAP	$309,825	$296,135

The accounting practices prescribed or permitted by the Department differ in certain respects from GAAP. The differences are not reasonably determinable but are presumed to be material. Important accounting practices prescribed by the Department and the more significant variances from GAAP are:

Investments

Investments in bonds and preferred stock are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating. For GAAP, fixed maturity investments which are classified as trading are reported at fair value, with unrealized holding gains and losses reported in operations. Fixed maturity securities classified as available-for-sale are reported at fair value with unrealized gains and losses, less applicable deferred income taxes reported in other comprehensive income (OCI). Fair value for statutory purposes, as with GAAP, is based on quoted market prices while the fair value of private placements and credit tenant loans is obtained from independent third-party dealers.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

1.	Nature of Operations and Significant Accounting Policies (continued)

For statutory purposes, all securities that represent beneficial interests in securitized assets (e.g. mortgage backed securities and asset backed securities), are adjusted using the retrospective method when there is a change in estimated future cash flows. For loan-backed or structured securities if it is determined that an other-than-temporary credit impairment has occurred, the amortized cost basis of the security is written down to the present value of estimated future cash flows discounted using the effective interest rate inherent in the security. For all other investments in bonds and stock, the retrospective method is used. If it is determined that a decline in fair value is other than temporary or the Company has the intent to sell, the cost basis of the security is written down to fair value. For GAAP, for investments classified as trading, no other-than-temporary impairments are recognized as all securities are recorded at fair value with changes in fair value reported as unrealized gains and losses in operations. For investments classified as available-for-sale, all securities with a fair value below amortized cost are evaluated to determine whether the decline in fair value has resulted from a credit loss. If a credit loss exists, the Company measures the impairment amount as the difference between the present value of expected cash flows and the amortized cost and is limited to the amount by which amortized cost exceeds fair value. The measured impairment amount is recognized as an allowance for credit losses and is reclassified from OCI to unrealized gains and losses in operations. However, if the Company intends to sell a security for which fair value is below amortized cost or it is more likely than not that it would be required to sell that security before recovery of its amortized cost, any previously recognized allowance for credit losses is written off and the amortized cost basis is written down to the security’s fair value with any incremental impairment reported in realized gains and losses in operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to expected maturity of the individual securities sold. That net deferral is recorded by the Company as the interest maintenance reserve (IMR) in the accompanying statutory-basis balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statements of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold. Furthermore, under GAAP, to the extent that unrealized gains on fixed income securities supporting payout annuity contracts would result in a premium deficiency if those gains were realized, a related increase in insurance reserves for future policy benefits is recorded, net of tax, as a reduction of net unrealized gains.

The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Value of Business Acquired (VOBA)

The excess statutory reserve assumed over the fair value of assets transferred in connection with the acquisition of blocks of business via reinsurance transactions is expensed. For GAAP, an intangible asset referred to as VOBA is established representing the contractual right to receive future profits from the acquired insurance policies or reinsurance contracts. The Company amortizes VOBA in proportion to premiums for traditional life products and in proportion to estimated gross profits (EGPs) for interest sensitive life products. The EGPs and related amortization of VOBA for interest sensitive life products are updated (unlocked) periodically to reflect

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

1.	Nature of Operations and Significant Accounting Policies (continued)

revised assumptions for lapses, mortality and investment earnings. The Company performs periodic tests to establish that VOBA associated with traditional life products remains recoverable, and if financial performance significantly deteriorates to the point where VOBA is not recoverable, a cumulative charge to current operations will be recorded.

Nonadmitted Assets

Certain assets designated as “nonadmitted”, principally past-due agents’ balances, deferred taxes, goodwill, other intangible assets and other assets not specifically identified as admitted assets within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the statutory-basis balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets to the extent these assets are not impaired.

Separate Accounts

Insurance activities of the Company’s separate accounts such as underwriting and contract administration, premium collection and payment of premium taxes, claims and benefits are accounted for as transactions of the general account. Under GAAP, separate accounts that meet the requirements for separate account presentation are presented as a single line item on the balance sheet and statement of operations of the general account. Those that do not meet the separate account definition are accounted for along with similar line items of the balance sheet and statement of operations of the general account.

Universal Life and Annuity Policies

Revenues for universal life and annuity policies with mortality risk consist of the entire premium received. Benefits incurred represent the total of death benefits paid and the change in policy reserves and other withdrawal type benefits. Premiums received for annuity policies without mortality risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Life and Annuity Reserves

Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances, as would be required under GAAP.

Reinsurance

A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets, as would be required under GAAP.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

1.	Nature of Operations and Significant Accounting Policies (continued)

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs, as would be required under GAAP.

Funds Held

Funds held represents amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a funds held basis, assets equal to the net statutory reserves are withheld and legally owned by the ceding company. Net investment income includes the interest income earned on these assets and funds held interest ceded includes the portion due the assuming company at rates defined by the treaty terms.

Under GAAP, the Company accounts for the embedded derivatives in funds withheld contracts as total return swaps. Accordingly, the value of the derivative is equal to the gain or loss on the funds held portfolio associated with each agreement. Changes in the fair value of the embedded derivatives are reflected in the statements of operations. The embedded derivatives are not recognized on a statutory basis.

Deferred Income Taxes

The recoverability of deferred tax assets is evaluated and when considered necessary, a statutory valuation allowance is established to reduce the deferred tax asset to an amount which is more likely than not to be realized. Adjusted gross deferred tax assets are admitted in an amount equal to the sum of: (a) federal income taxes paid in prior years that can be recovered through loss carry-backs for existing temporary differences not to exceed three years from the balance sheet date; (b) the lesser of: (i.) the remaining gross deferred tax assets expected to be realized in a timeframe consistent with NAIC standards; or (ii.) a percentage of surplus consistent with NAIC standards, excluding any net deferred tax assets, electronic data processing (EDP) equipment and operating software; and (c) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted.

Under GAAP, state taxes are included in the computation of deferred taxes. A deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable. For statutory, the change in deferred taxes is reported in surplus, while under GAAP, the change is reported in the income statement.

Initial Accounting for Closed Block Reinsurance Transactions

For statutory reporting, initial balances are recorded with offsets to the statutory-basis statements of operations, and any considerations received (paid) are recorded as life and annuity premiums. Under GAAP, initial balances are recorded with no offset to the statements of operations.

Statements of Cash Flows

Cash, cash equivalents, and short-term investments in the statements of cash flows represent cash balances and investments with maturities at acquisition of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with maturities at acquisition of three months or less.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

1.	Nature of Operations and Significant Accounting Policies (continued)

Other significant accounting practices are as follows:

Investments

Bonds, common stock, preferred stock, and short-term investments are stated at values prescribed by the NAIC, as follows:

•

Bonds not backed by other loans are stated at amortized cost using the interest (constant yield) method. Bonds that are in or near default are stated at fair value. For other-than-temporary impairments, the cost basis of the bond is written down to fair value as a new cost basis and the amount of the write down is accounted for as a realized loss.

•

Mortgage-backed/asset-backed securities are valued at amortized cost using the interest (constant yield) method including anticipated prepayments. Projected cash flows are obtained from public third party sources, primarily Moody’s, or if not readily available, they are obtained from asset managers. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. Prepayment speeds affect the projected cash flows and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

•	Common stock are valued at fair value.

•

Redeemable preferred stock that have characteristics of debt securities and are rated as medium quality or better are reported at cost or amortized cost. All other redeemable preferred stock are reported at the lower of cost, amortized cost, or fair value. Perpetual preferred stock are reported at fair value, not to exceed any stated call price. There are no restrictions on preferred stock.

•	Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

•	Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

The Company has surplus debentures, which are classified as other invested assets on the statutory-basis balance sheets. Surplus debentures are similar to corporate securities, but are subordinated obligations of insurance companies and may be subject to restrictions by the insurance commissioners. Surplus debentures rated by an NAIC credit rating provider (CRP) with a designation equivalent of NAIC 1 or NAIC 2 are reported at amortized cost. All others are reported at the lower of amortized cost or fair value.

Mortgage loans on real estate are stated at their aggregate unpaid balances, excluding accrued interest.

The Company has minor ownership investments in joint ventures and limited partnerships which are classified as other invested assets on the accompanying statutory-basis balance sheets. The Company values these interests based on its proportionate share of the underlying audited GAAP equity of the investee or, if audited GAAP basis financial statements are not available for the investee, may be recorded based on the underlying audited U.S tax basis equity, in accordance with SSAP No. 48—Joint Ventures, Partnerships and Limited Liability Companies. The investment is recorded at cost, plus subsequent capital contributions, and adjusted for

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

1.	Nature of Operations and Significant Accounting Policies (continued)

the Company’s share of the investee’s audited GAAP basis earnings or losses and other equity adjustments, less distributions received. Distributions are recognized in net investment income to the extent they are not in excess of the undistributed accumulated earnings attributed to the investee. Distributions in excess of the undistributed accumulated earnings reduce the Company’s basis in the investment.

Policy loans are reported at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rates.

Realized capital gains and losses are determined using the first in first out (FIFO) method.

Changes in admitted asset carrying amounts are credited or charged directly to unassigned surplus, net of taxes.

Derivative financial instruments

Derivative financial instruments include index option contracts. When derivatives meet specific criteria, they may be designated as accounting hedges, which means they may be accounted for and reported on in a manner that is consistent with the hedged asset or liability. Derivatives that are not designated as accounting hedges are accounted for on a fair value basis, with changes in fair value recorded as unrealized capital gains or losses in unassigned surplus.

The determination of the AVR and IMR impact of realized capital gains and losses on derivatives is based on how the realized capital gains and losses of the underlying asset is reported. Derivatives are classified as other invested assets or other liabilities on the statutory-basis balance sheets. The Company’s accounting policy for the various types of derivative instruments is discussed further in Note 3.

Premiums and Related Costs

Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, also are recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting. Premiums for all single and flexible premium life insurance and annuity products are recognized as revenue when collected. Commissions and other costs applicable to the acquisition of policies are charged to operations as incurred.

Benefits

Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that are intended to provide, in the aggregate, reserves that are greater than or equal to the minimum amounts required by the Department. Where the Company employs mean reserving, the Company waives the deduction of deferred fractional premiums on the death of life and annuity policy holders. The Company returns any unearned premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

1.	Nature of Operations and Significant Accounting Policies (continued)

The liability for future policy benefits provides amounts adequate to discharge estimated future obligations on policies in force. Reserves for life policies are computed principally by the Net Level Reserve Method and the Commissioners’ Reserve Valuation Method using interest rates (ranging from 2.25% to 6.00%) and mortality assumptions (Commissioners’ Standard Ordinary mortality tables, 1941, 1958, 1980, 2001, and 2017) as prescribed by regulatory authorities.

The Company typically uses interpolated terminal reserves to adjust the calculated terminal reserve to the appropriate reserve. Interpolated terminal reserves are determined by interpolating between the appropriate terminal reserves and adding the fractional portion of the valuation net premium from the valuation date to the policyholder’s next premium due date. The Company may also use mean reserving if the valuation has not been transferred from the acquired company’s valuation. When this method is used, reserves are calculated by assuming premiums are collected annually. To the extent that premiums are collected more frequently, a deferred premium asset is recorded.

The Company charges extra premiums for substandard lives, either as a table rating or as a flat extra premium. For substandard table ratings, both premiums and valuation mortality rates are increased by a fixed percentage that ranges between 125% and 500% of standard mortality rates. For flat extra premiums, reserves are increased by the unearned portion of the annual flat extra premium received.

The Company establishes additional reserves when the results of the annual asset adequacy analysis indicate the need for such reserves. The Company had net asset adequacy reserves of $104,000 and $137,000 at December 31, 2023 and 2022, respectively. The change in these reserves, included in the accompanying statutory-basis statements of operations, was a decrease of $33,000, an increase of $10,000, and a decrease of $148,550 for 2023, 2022, and 2021, respectively, which was recorded in increase (decrease) in life, annuity and accident & health reserves.

As of December 31, 2023 and 2022, reserves of $58,541 and $51,503, respectively, were recorded on in-force amounts of $2,597,908 and $2,119,838, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation.

Tabular interest has been determined by formula as described in the Annual Statement Instructions, adjusted to reflect fractional years of interest for material reinsurance transactions. The Tabular Less Actual Reserve Released calculation and the Tabular Cost have been determined by formula as described in the Annual Statement Instructions. The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balance less applicable surrender charges.

Claim Reserves

Policy and contract claims are amounts due on claims, which were incurred as of December 31, but have not yet been paid. The accrual has two components: 1) claims in process of settlement as of December 31; 2) claims not yet reported but estimable based on historical trend review of the claims reported after December 31 relating to claims incurred as of December 31.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

1.	Nature of Operations and Significant Accounting Policies (continued)

Claims in the contestable period are reported at their full-face value.

Federal Income Taxes

Federal income taxes are charged or credited to operations based on amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted tax rates and laws, subject to certain limitations and are recorded in surplus.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

2.	Investments

Fair Values

The carrying value, fair value and related unrealized gains and losses of the Company’s investments in bonds are summarized as follows:

		Gross Unrealized
	Carrying Value	Gains	Losses	Fair Value

At December 31, 2023

U.S. government and agencies	$502,406	$2,005	$(102,066)	$402,345

State and political subdivisions	260,414	16,439	(16,743)	260,110

Foreign sovereign	4,830	123	(283)	4,670

Corporate securities	3,526,399	33,842	(394,594)	3,165,647

Residential mortgage-backed securities	276,313	245	(53,076)	223,482

Commercial mortgage-backed securities	133,509	183	(20,835)	112,857

Asset backed securities	233,373	1,103	(19,605)	214,871

Collateralized debt obligations	210,802	427	(19,669)	191,560

Total Bonds	$5,148,046	$54,367	$(626,871)	$4,575,542

At December 31, 2022

U.S. government and agencies	$505,423	$2,183	$(100,616)	$406,990

State and political subdivisions	467,388	26,548	(24,235)	469,701

Foreign sovereign	4,986	134	(303)	4,817

Corporate securities	3,755,066	23,796	(534,968)	3,243,894

Residential mortgage-backed securities	237,575	402	(52,498)	185,479

Commercial mortgage-backed securities	137,331	187	(22,203)	115,315

Asset backed securities	249,637	1,051	(26,720)	223,968

Collateralized debt obligations	154,610	395	(18,515)	136,490

Total Bonds	$5,512,016	$54,696	$(780,058)	$4,786,654

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

2.	Investments (continued)

Unrealized	Losses

The following tables show gross unrealized losses and fair values of bonds and preferred stock, aggregated by investment category and length of time that individual securities have been in continuous unrealized loss position:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

At December 31, 2023

U.S. government and agencies	$7,802	$(80)	$367,859	$(101,986)	$375,661	$(102,066)

State and political subdivisions	19,201	(1,324)	54,569	(15,419)	73,770	(16,743)

Foreign sovereign	—	—	3,985	(283)	3,985	(283)

Corporate securities	159,885	(3,611)	2,442,350	(390,983)	2,602,235	(394,594)

Residential mortgage-backed securities	44,194	(1,109)	173,462	(51,967)	217,656	(53,076)

Commercial mortgage-backed securities	1,791	(29)	106,705	(20,806)	108,496	(20,835)

Asset backed securities	34,235	(1,829)	160,615	(17,776)	194,850	(19,605)

Collateralized debt obligations	61,376	(765)	120,331	(18,904)	181,707	(19,669)

Total bonds	328,484	(8,747)	3,429,876	(618,124)	3,758,360	(626,871)

Preferred stock	13,875	(511)	69,686	(15,601)	83,561	(16,112)

Total	$342,359	$(9,258)	$3,499,562	$(633,725)	$3,841,921	$(642,983)

At December 31, 2022

U.S. government and agencies	$382,908	$(100,545)	$847	$(71)	$383,755	$(100,616)

State and political subdivisions	134,751	(21,932)	7,227	(2,303)	141,978	(24,235)

Foreign sovereign	4,162	(303)	—	—	4,162	(303)

Corporate securities	2,536,961	(410,178)	338,601	(124,790)	2,875,562	(534,968)

Residential mortgage-backed securities	173,415	(48,741)	4,671	(3,757)	178,086	(52,498)

Commercial mortgage-backed securities	106,741	(21,581)	2,876	(622)	109,617	(22,203)

Asset backed securities	179,031	(22,147)	22,085	(4,573)	201,116	(26,720)

Collateralized debt obligations	78,160	(9,269)	53,407	(9,246)	131,567	(18,515)

Total bonds	3,596,129	(634,696)	429,714	(145,362)	4,025,843	(780,058)

Preferred stock	97,726	(22,320)	1,386	(436)	99,112	(22,756)

Total	$3,693,855	$(657,016)	$431,100	$(145,798)	$4,124,955	$(802,814)

Management regularly reviews (at least quarterly) the value of the Company’s investments. If the value of any investment falls below its cost basis, the decline is analyzed to determine whether it is an other-than-temporary decline in value. To make this determination for each security, the following is considered:

•	The length of time and extent to which the fair value has been below its cost;

•	The financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations or earnings potential;

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

2.	Investments (continued)

•	Management’s intent and ability to hold the security long enough for it to recover its value;

•	Valuation guidelines expressed in the applicable Statements of Statutory Accounting Principles;

•	Any downgrades of the security by a rating agency; and

•	Any reduction or elimination of dividends, or nonpayment of scheduled interest payments.

Based on that analysis, management makes a judgment as to whether the loss is other-than-temporary. If the loss is other-than-temporary, an impairment charge is recorded within net realized capital gains (losses) in the statutory-basis statements of operations in the period the determination is made.

The Company recognized other-than-temporary impairments for the years ended December 31 as follows:

	2023	2022	2021

Bonds	$1,109	$1,580	$800

Preferred stock	5,425	—	—

Total	$6,534	$1,580	$800

Schedule	of Maturities

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2023, by contractual maturity, is as follows:

	Carrying Value	Fair Value

Due in one year or less	$44,156	$43,831

Due after one year through five years	716,382	702,137

Due after five years through ten years	769,298	693,953

Due after ten years through twenty years	819,071	746,038

Due after twenty years	1,945,142	1,646,813

Residential Mortgage-Backed Securities	276,313	223,482

Commercial Mortgage-Backed Securities	133,509	112,857

Asset-backed securities	233,373	214,871

Collateralized debt obligations	210,802	191,560

Total	$5,148,046	$4,575,542

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

2.	Investments (continued)

Mortgage Loans on Real Estate

The Company’s commercial mortgage loan (CML) portfolio is collateralized by a variety of commercial real estate property types located across the United States. The following table shows the geographic distribution of the commercial real estate exceeding 5% of the CML portfolio as of December 31:

Percentage of Loan Portfolio Carrying Value	2023	2022

New Jersey	17.9%	16.9%

Utah	17.2	15.9

California	15.2	21.8

New York	13.9	12.2

Oregon	8.7	8.0

Washington	5.8	5.4

Texas	5.5	5.2

The types of properties collateralizing the CMLs as of December 31, 2023 and 2022, are as follows:

Percentage of Loan Portfolio Carrying Value	2023	2022

Office buildings	31.8%	29.4%

Other	24.4	18.6

Retail	23.6	23.6

Industrial	11.6	12.4

Multi-family	8.6	15.5

Lodging	—	0.5

Total	100.0%	100.0%

The maximum percentage of any one loan to the value of security at December 31, 2023, exclusive of insured, guaranteed, or purchase money mortgages, was 85.1%.

The contractual maturities of the CML portfolio as of December 31, 2023, are as follows:

	Carrying Value	Percent

2024	$22,446	6.0%

2025	153,323	40.7

2026	49,729	13.2

2027	7,525	2.0

2028	3,949	1.0

Thereafter	139,698	37.1

Total	$376,670	100.0%

No new commercial mortgage loans were originated in 2023. Fire insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over maximum loan which would be permitted by law on the land without the buildings. The Company’s recorded investment in mortgage loans totaled $376,670 and $419,711 as of December 31, 2023 and 2022, respectively, and consisted entirely of loans classified as “mortgage loans on real estate”. No interest rates were reduced on outstanding mortgage loans during 2023, 2022, and 2021. During 2023, 2022 and 2021, the Company incurred no impairments on mortgage loans.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

2.	Investments (continued)

The Company’s CML portfolio has been classified based on NAIC commercial mortgage loan ratings which are calculated based on loan-to-value and debt service coverage. The rating system classifies loans into the following categories: CM1, CM2, CM3, CM4, CM5, CM6 and CM7 with those rated CM1 having the highest ratings. Commercial mortgage loans rated CM1 though CM5 are performing. Commercial mortgage loans rated CM6 and CM7 are not performing. Classification of the Company’s mortgage loan portfolio as of December 31, 2023 is shown in the table below:

	Carrying Value	Percent

CM1—Very Good	$264,231	70.1%

CM2—Good	112,439	29.9

CM3—Acceptable	—	—

CM4—Potential weakness	—	—

CM5—Severe weakness	—	—

CM6—90+ days delinquent	—	—

CM7—In process of foreclosure	—	—

Total mortgage loans on real estate	$376,670	100.0%

Separately from the above designations, at least annually, the Company’s management evaluates various metrics of each loan, including, but not limited to, payment history, loan to value, debt service coverage, vacancy, and location. The portfolio is reviewed for other-than-temporary impairments quarterly.

At December 31, 2023 and 2022, the Company’s mortgage loan balances were classified as current.

Restricted Assets

Restricted assets (including pledged) consisted of the following as of December 31:

	2023
Restricted Asset Category	Total Admitted from Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Assets

Collateral held under security lending agreements	$—	$—	$—	—%	—%

Letter stock or securities restricted as to sale -

excluding FHLB capital stock	—	—	—	—	—

On deposit with states	11,214	(2,092)	9,122	0.1	0.1

Collateral pledged for derivatives	—	—	—	—	—

Total restricted assets	$11,214	$(2,092)	$9,122	0.1%	0.1%

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

2.	Investments (continued)

	2022
Restricted Asset Category	Total Admitted from Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Assets

Collateral held under security lending agreements	$—	$—	$—	—%	—%

Letter stock or securities restricted as to sale -

excluding FHLB capital stock	—	—	—	—	—

On deposit with states	13,551	(2,337)	11,214	0.2%	0.2%

Collateral pledged for derivatives	—	—	—	—%	—%

Total restricted assets	$13,551	$(2,337)	$11,214	0.2%	0.2%

Net Investment Income

Major categories of the Company’s net investment income are summarized as follows:

	Year Ended December 31
	2023	2022	2021

Investment income:

Bonds	$238,106	$247,683	$215,468

Preferred stock	6,841	6,267	2,589

Common stock	1,527	915	3,059

Commercial mortgage loans	14,109	15,569	25,597

Policy loans	1,500	1,917	2,750

Other invested assets	33,010	40,234	57,192

Derivatives	303	(1,782)	29

Cash, cash equivalents and short-term investments	5,834	1,471	177

Total investment income	301,230	312,274	306,861

Investment expenses	8,140	8,477	10,777

Net investment income	$293,090	$303,797	$296,084

Due and accrued investment income is excluded from surplus when amounts are over 90 days past due. At December 31, 2023 and 2022, the due and accrued investment income that was nonadmitted was $446 and $0. All due and accrued investment income deemed uncollectible is written off in the period it is determined to be uncollectible.

The following table shows the gross, nonadmitted and admitted amounts for interest income due and accrued.

	Year ended December 31
	2023	2022

Gross	48,341	53,463

Nonadmitted	446	–

Admitted	47,895	53,463

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

2.	Investments (continued)

Interest included in due and accrued investment income that has been deferred past the originally scheduled payment date without being past due under the agreement terms at December 31, 2023 and 2022 were $47 and $0.

The cumulative amount of paid-in-kind interest included in investment balances as of December 31, 2023 and 2022 include $9,490 and $4,546.

Net Realized Gains and Losses

Net realized capital gains and losses from investment securities including calls consisted of the following:

	Year Ended December 31
	2023	2022	2021

Bonds:

Gross realized capital gains	$18,637	$27,769	$27,495

Gross realized capital losses	(37,288)	(135,106)	(4,993)

Total bonds	(18,651)	(107,337)	22,502

Preferred stock

Gross realized capital gains	59	94	1,017

Gross realized capital losses	(6,638)	(1,212)	(187)

Total preferred stock	(6,579)	(1,118)	830

Common stock

Gross realized capital gains	7	3	110,196

Gross realized capital losses	(361)	–	(4,072)

Total common stock	(354)	3	106,124

Commercial mortgage loans

Gross realized capital gains	360	1	17,568

Gross realized capital losses	–	(1)	(1,185)

Total commercial mortgage loans	360	–	16,383

Other invested assets

Gross realized capital gains	204	595	97,770

Gross realized capital losses	(19)	(12)	(31,349)

Total other invested assets	185	583	66,421

Derivatives

Gross realized capital gains	–	–	–

Gross realized capital losses	–	–	(242)

Total derivatives	–	–	(242)

Cash, cash equivalents and short-term investments

Gross realized capital gains	–	479	49

Gross realized capital losses	–	(523)	(50)

Total cash, cash equivalents and short-term investments	–	(44)	(1)

Realized capital gains (losses) before federal income taxes and transfer for IMR	(25,039)	(107,913)	212,017

Amount transferred to IMR	14,059	79,889	(30,846)

Federal income tax expense	–	19,678	(43,106)

Net realized capital gains (losses)	$(10,980)	$(8,346)	$138,065

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

2.	Investments (continued)

Proceeds from sales of bonds were $509,200, $2,521,199, and $571,966 in 2023, 2022, and 2021, respectively. Gross gains of $18,637, $27,769, and $27,495 and gross losses of $27,992, $133,527, and $4,193 were realized on sales of bonds in 2023, 2022, and 2021, respectively.

Credit Risk Concentration

The Company had investments in 21 corporate entities that exceeded 10% of capital and surplus at December 31, 2023.

3.	Derivative Instruments

Derivative financial instruments utilized by the Company during 2023 and 2022 included index option contracts. The Company uses derivatives for risk reduction. Risk reduction activity is focused on managing the risks with certain assets and liabilities arising from the potential adverse impacts from changes in risk-free interest rates, changes in equity market valuations, and foreign currency fluctuations. All of the Company’s derivatives are evaluated for their ongoing effectiveness as either accounting hedge or non-accounting hedge derivative financial instrument on at least a quarterly basis. The Company does not use derivatives for speculative purposes.

The following tables summarize the notional amount, fair value and statement value of the Company’s derivative financial instruments, including those with off-balance-sheet risk as of December 31:

	2023
	Notional Amount		Fair Value		Carrying Value
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities

Options	$80,098	$85,250	$11,453	$7,318	$11,453	$7,318

Total	$80,098	$85,250	$11,453	$7,318	$11,453	$7,318

	2022
	Notional Amount		Fair Value		Carrying Value
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities

Options	$69,590	$74,078	$3,762	$2,223	$3,762	$2,223

Total	$69,590	$74,078	$3,762	$2,223	$3,762	$2,223

The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential gain or loss on these agreements.

Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company’s senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

3.	Derivative Instruments (continued)

Counterparty credit exposure represents the Company’s potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. This exposure is measured by the statement value of over-the-counter derivative contracts with a positive statement value at the reporting date.

The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements and obtaining collateral where appropriate. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance. Other derivatives, including futures and certain option contracts, are traded on organized exchanges, which require margin deposits and guarantee the execution of trades, thereby mitigating any potential credit risk.

Options

Index option contracts provide returns at specified or optional dates based on a specified equity index applied to the option’s notional amount. When the Company purchases and writes (sells) option contracts at specific prices, a premium is calculated for the right, but not the obligation, to buy/sell the value of an underlying index at a stated price on or before the expiration date of the option. The amount of premium calculated is based on the number of contracts purchased/sold, the specified price and the maturity date of the contract. Premiums are paid or received in cash at either the inception of the purchase/sale of the contract or throughout the life of the contract depending on the agreement with the counterparties and brokers. If the option is exercised, the Company receives/pays cash equal to the product of the number of contracts and the specified price in the contract (strike price). Purchased and written put and call index option contracts are cash settled upon exercise. If the options are not exercised, then no additional cash is exchanged when the contract expires. Premiums incurred when purchasing option contracts are reported as a derivative asset and premiums received when writing option contracts are reported as a derivative liability. Purchased and written option contracts are used for replication purposes.

The Company purchases and writes option contracts to hedge the equity exposure contained in equity indexed life product contracts that offer equity returns to contractholders. The purchased and written option contracts are accounted for as fair value hedges. The change in the fair value of purchased/written option contracts is reported as net investment income, with an adjustment to derivative assets/liabilities. The gain or loss on the cash settled exercise of a purchased/written index option contract is reported in net investment income. If the purchased/written option contract expires without being exercised, the premiums paid/received are reported in net investment income and the corresponding asset/liability previously recorded is reversed. The Company entered into option contracts which required the payment/receipt of premiums at either the inception of the contract or throughout the life of the contract, depending on the agreement with counterparties and brokers.

In general, the collateral pledged by the Company is in the custody of a counterparty or an exchange. However, the Company has access to this collateral at any time, subject to replacement. For certain exchange traded derivatives, margin deposits are required as well as daily cash settlements of margin accounts. As of December 31, 2023 and 2022, the Company did not pledge any securities in the form of margin deposits.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

3.	Derivative Instruments (continued)

The Company pledges or obtains collateral for over-the-counter derivative transactions when certain predetermined exposure limits are exceeded. As of December 31, 2023 and 2022, counterparties didn’t pledge any cash collateral to the Company, and the Company didn’t pledge any cash to counterparties.

4.	Fair Values

The Company determines the fair value of its financial instruments based on the fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The valuation methodologies used to determine the fair values of financial assets and liabilities reflect market-participant assumptions and prioritize observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and, where appropriate, risk margins.

The Company has categorized its financial assets and liabilities based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Fair value of financial assets and liabilities are categorized as follows:

Level 1 Unadjusted quoted prices for identical assets or liabilities in an active market. The types of financial investments included in Level 1 are listed equities, money market funds, U.S. Treasury Securities, and non-interest-bearing cash.

Level 2 Pricing inputs other than quoted prices in active markets which are either directly or indirectly observable as of the reporting date, and fair value determined through the use of models or other valuation methods. Such inputs may include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active, and observable yields and spreads in the market. Level 2 valuations may be obtained from independent sources for identical or comparable assets or through the use of valuation methodologies using observable market-corroborated inputs. Prices from third party pricing services are validated through analytical reviews. Financial instruments in this category include publicly traded issues such as U.S. and foreign corporate securities, and residential and commercial mortgage-backed securities, among others.

Level 3 Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability. Market standard techniques for determining the estimated fair value of certain securities that trade infrequently may rely on inputs that are not observable in the market or cannot be derived from or corroborated by market observable data. Prices are determined using valuation methodologies such as discounted

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

4.	Fair Values (continued)

cash flow models and other techniques. Management believes these inputs are consistent with what other market participants would use when pricing similar assets.

The Company has a limited number of assets and liabilities that are measured and reported at fair value in the statutory-basis balance sheets.

The Company owns a limited number of corporate bonds, preferred stock, and hybrid securities that are in or near default and, as such, are rated 6 by the NAIC. These securities are required to be reported at the lower of fair value or amortized cost. The fair value of these publicly-traded securities are based on quoted market prices from widely used pricing sources such as ICE Data Services\Interactive Data Corp (IDC) or Refinitiv (formerly known as Reuters\EJV), and also may be obtained from independent third-party dealers. These securities would fall within Level 2 of the fair value hierarchy.

The following tables present the carrying values and fair values of the Company’s financial instruments, excluding investments carried on equity method basis, at December 31:

	2023

	Carrying Value	Fair Value	Level 1	Level 2	Level 3

Financial assets:

Bonds	$5,148,046	$4,575,542	$182,442	$4,047,286	$345,814

Preferred stock	131,198	130,482	–	97,395	33,087

Common stock	11,676	11,676	–	–	11,676

Cash, cash equivalents and short term investments	135,461	138,723	138,723	–	–

Commercial mortgage loans	376,670	352,396	–	–	352,396

Policy loans	28,380	28,574	–	–	28,574

Derivatives	11,453	11,453	–	11,453	–

Other invested assets	153,463	148,453	–	80,100	68,353

Separate account assets	353,751	353,751	253,797	97,893	2,061

Financial liabilities:

Separate account liabilities	353,751	353,751	253,797	97,893	2,061

Deposit-type contracts	25,789	18,403	–	–	18,403

Derivatives	7,318	7,318	–	7,318	–

	2022

	Carrying Value	Fair Value	Level 1	Level 2	Level 3

Financial assets:

Bonds	$5,512,016	$4,786,654	$185,248	$4,409,039	$192,368

Preferred stock	103,612	101,764	–	101,682	82

Common stock	11,648	11,648	–	–	11,648

Cash, cash equivalents and short term investments	119,148	120,238	120,238	–	–

Commercial mortgage loans	419,711	389,372	–	–	389,372

Policy loans	27,862	27,903	–	–	27,903

Derivatives	3,762	3,762	–	3,762	–

Other invested assets	111,342	98,655	–	73,134	25,522

Separate account assets	355,922	355,922	234,990	119,843	1,089

Financial liabilities:

Separate account liabilities	355,922	355,922	234,990	119,843	1,089

Deposit-type contracts	12,658	5,403	–	–	5,403

Derivatives	2,223	2,223	–	2,223	–

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

4.	Fair Values (continued)

The following methods and assumptions were used by the Company in estimating the fair value of financial instruments in the accompanying statutory-basis financial statements and notes thereto:

Cash, Cash Equivalents, and Short-Term Investments

The carrying amounts reported in the accompanying statutory-basis balance sheets for these financial instruments approximate their fair values.

Derivatives

Free-standing exchange listed derivatives that are not actively traded are valued based on quoted prices for identical or similar instruments in markets that are active. Over-the-counter derivatives, including foreign currency forward contracts, are valued using models that rely on inputs such as interest rate yield curves, implied volatilities, currency rates and credit spreads that are observable for substantially the full term of the contract.

Investment Securities

Fair values for investment securities are based on market prices, or in the absence of published unit prices, or when amortized cost is used as the unit price, quoted market prices by other third-party organizations, where available. In some cases, such as private placements and certain mortgage-backed and asset backed securities, fair values are based on discounted expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

Certain investments are measured utilizing net asset value (NAV) as a practical expedient to determine fair value. Common stock measured and reported at NAV are generally not redeemable with the issuing corporation and cannot be sold without approval of the managing members. Certain preferred stock, which do not have readily determinable fair values, and are investments in investment companies are measured utilizing NAV as a practical expedient.

Commercial Mortgage Loans

Fair values were determined by discounting expected cash flows based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics were aggregated in the calculations.

Other Invested Assets

Other invested assets are comprised of surplus debentures, residual equity tranches of certain LLC investments, and collateral loans. Surplus debentures are similar to corporate securities. The fair values of surplus debentures are primarily based on prices obtained from independent pricing services or may be obtained from independent third-party dealers in the absence of quoted market prices. Collateral loans are valued at the lesser of par or recovery value. Collateral loans may also have an equity component as part of the funding vehicle structure. For the residual equity tranches, expected cash flows to the equity component are valued using a net present value calculation. The discount rates are internal rates of return that are calibrated to reflect market conditions and company-specific risks.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

4.	Fair Values (continued)

Separate Accounts

The fair value of the assets of the Separate Accounts in Level 1 are based on actively traded mutual funds that have daily quoted net asset values that are readily determinable for identical assets the Company can access.

Modified guaranteed annuity (MGA) products, in Level 2, may be supported by corporate bonds, including those that are privately placed, RMBS, ABS and cash equivalents. The primary inputs to the valuation for public corporate bonds and cash equivalents include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, and credit spreads. Privately placed corporate bonds are valued using a discounted cash flow model that uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer. The primary inputs to the valuation for RMBS and ABS include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance, and credit spreads. Certain ABS are valued based on non-binding broker quotes whose inputs have been corroborated to be market observable.

The majority of these assets are corporate and mortgage-backed securities included in Level 2 of the fair value hierarchy. The Company reports the separate account assets at amortized cost, which is a grandfathered practice under current NAIC SAP guidelines.

Policy Loans

Policy loans typically carry an interest rate that is tied to the crediting rate applied to the related policy, and contract reserves, which approximates fair value.

Deposit-Type Liabilities

Fair values for the Company’s deposit-type liabilities are estimated using discounted cash flow calculations using interest rates equal to the risk-free rate plus a credit spread based on the Company’s credit rating.

The assets and liabilities held and reported at fair value at December 31, 2023, comprise the following:

	Level 1	Level 2	Level 3	Total

Assets at fair value

Bonds	$–	$956	$–	$956

Preferred stock	–	88,729	33,087	121,816

Common stock	–	–	11,675	11,675

Cash equivalents	85,628	–	–	85,628

Derivative assets	–	11,453	–	11,453

Other invested assets	–	–	–	–

Separate account assets	253,797	97,893	2,061	353,751

Total assets at fair value	$339,425	$199,031	$46,823	$585,279

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

4.	Fair Values (continued)

	Level 1	Level 2	Level 3	Total

Liabilities at fair value

Derivative liabilities	$–	$7,318	$–	$7,318

Separate account liabilities	253,797	97,893	2,061	353,751

Total liabilities at fair value	$253,797	$105,211	$2,061	$361,069

The assets and liabilities held and reported at fair value at December 31, 2022, comprise the following:

	Level 1	Level 2	Level 3	Total

Assets at fair value

Bonds	$–	$722	$–	$722

Preferred stock	–	89,037	–	89,037

Common stock	–	–	11,648	11,648

Cash equivalents	78,229	–	–	78,229

Derivative assets	–	3,762	–	3,762

Other invested assets	–	–	25	25

Separate account assets	234,990	119,843	1,089	355,922

Total assets at fair value	$313,219	$213,364	$12,762	$539,345

Liabilities at fair value

Derivative liabilities	$–	$2,223	$–	$2,223

Separate account liabilities	234,990	119,843	1,089	355,922

Total liabilities at fair value	$234,990	$122,066	$1,089	$358,145

The Company obtains Level 3 fair value measurements from independent, third-party pricing sources. The Company does not develop the significant inputs used to measure the fair value of these assets, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are nonbinding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as the Company does not adjust broker quotes when used as the fair value measurement for an asset or liability.

The following tables present the roll forward of Level 3 assets and liabilities measured and reported at fair value:

	Common stock	Preferred stock	Other invested assets	Separate accounts assets	Total assets and liabilities

Beginning balance as of January 1, 2023	$11,648	$–	$25	$1,089	$12,762

Transfers into Level 3	–	–	–	–	–

Transfers out of Level 3	–	–	–	–	–

Totals gains and (losses) included in net income	–	–	160	1	161

Total gains (losses) included in surplus	(178)	587	15	33	457

Purchases	205	32,500	–	1,186	33,891

Issuances	–	–	–	–	–

Sales	–	–	(200)	–	(200)

Settlements	–	–	–	(248)	(248)

Ending balance as of December 31, 2023	$11,675	$33,087	$–	$2,061	$46,823

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

4.	Fair Values (continued)

	Common stock	Derivatives, net	Other invested assets	Separate accounts assets	Total assets and liabilities

Beginning balance as of January 1, 2022	$8,198	$–	$40	$–	$8,238

Transfers into Level 3	–	–	–	–	–

Transfers out of Level 3	–	–	–	–	–

Totals gains and (losses) included in net income	–	–	–	1	1

Total gains (losses) included in surplus	(356)	–	(15)	(63)	(434)

Purchases	3,812	–	–	1,269	5,081

Issuances	–	–	–	–	–

Sales	(6)	–	–	–	(6)

Settlements	–	–	–	(118)	(118)

Ending balance as of December 31, 2022	$11,648	$–	$25	$1,089	$12,762

5.	Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. Reinsurance assumed is not significant. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

The Company has various reinsurance agreements with non-affiliated third parties that enable it to limit the amount of exposure to any single insured. The per life exposure retained by the Company ranges up to $10,000.

The effects of reinsurance on life and accident & health premiums written and earned for the years ended December 31 are as follows:

	Written and Earned
	2023	2022	2021

Direct premiums	$164,916	$212,696	$230,282

Assumed premiums	1,332	1,458	433

Ceded premiums:

Affiliates	(63,907)	(79,571)	(4,158,226)

Non-affiliates	(41,130)	(54,711)	(72,517)

Net premiums	$61,211	$79,872	$(4,000,028)

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

5.	Reinsurance (continued)

The Company’s ceded reinsurance arrangements reduced certain other items in the accompanying financial statements as of and for the year ended by the following amounts:

	2023	2022	2021

Benefits paid or provided:

Affiliates	$386,425	$215,149	$112,723

Non-affiliates	61,055	51,398	77,332

Total benefits paid or provided	$447,480	$266,547	$190,055

Policy and contract liabilities:

Affiliates	$30,768	$16,617	$19,663

Non-affiliates	12,203	10,616	11,045

Total policy and contract liabilities	$42,971	$27,233	$30,708

The in-force related to the above is reduced by reinsurance arrangements ceded to affiliates and nonaffiliates as follows:

	2023	2022

Inforce:

Affiliates	$15,745,483	$16,809,281

Non-affiliates	8,657,898	10,206,417

Total inforce	$24,403,381	$27,015,698

Reinsurance treaties do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. Consequently, allowances would be established for amounts deemed uncollectible.

During 2023, the Company recorded the effects of the Scottish Re US Inc. Liquidation and Injunction Order described below. No other allowances were deemed necessary.

During 2022, no allowances were deemed necessary.

The Company regularly evaluates the financial condition of its reinsurers. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement.

Scottish Re

Scottish Re US Inc., a Delaware domiciled life and health reinsurer (Scottish Re), ceased writing new business in 2008. The blocks of reinsurance were managed under the terms of the treaties until continued deterioration of their financial condition forced Scottish Re into receivership in March 2019. On July 6, 2023, the Scottish Re Board of Directors unanimously consented to the entry of a Liquidation Order and waived formal service and hearing on the Motion. The Court issued a Liquidation and Injunction Order on July 18, 2023. Following that order, all reinsurance treaties with Scottish Re were cancelled effective September 30, 2023.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

5.	Reinsurance (continued)

Following guidance issued by the NAIC under INT 23-04, Scottish Re Life Reinsurance Liquidation Questions, the Company impaired the outstanding paid recoverables and asset transfer receivable. The impaired recoverable was admitted. The impaired receivable was nonadmitted. The write-off associated with these impairments during 2023 were $940 for the claim recoverable and $193 for the asset transfer receivable.

The Company’s retained reserves increased $2,290 during 2023 relative to the commutation of Scottish Re treaties described above.

Acquisition

In connection with the Acquisition transactions discussed in Note 1, the following reinsurance transactions were executed:

1)

Effective October 1, 2021, ALICNY recaptured $5,127 of reserves representing 100% of the business under two existing reinsurance agreements with ALIC. ALICNY received $4,419 in cash related to the recaptured business.

2)

Effective October 1, 2021, ALICNY ceded blocks of life and accident and health policies, with aggregate reserves of $37,645, to American Heritage Life (AHL) pursuant to a coinsurance agreement. AHL paid a ceding commission of $15,500 to ALICNY related to this transaction recorded as commission and expense allowances on reinsurance ceded. The increase in surplus, net of tax, of $13,269 was reported as an adjustment to surplus in accordance with SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance (SSAP 61). During 2023 and 2022, the Company recorded income of $1,738 and $2,105, respectively, for the amortization of the ceding commission and a corresponding decrease in surplus.

3)

Effective December 31, 2001, and later amended, ALICNY ceded reinvestment related risk on certain structured settlement annuities to its former parent, ALIC, under an Automatic Reinsurance Agreement (the Stop Loss). Effective October 1, 2021, ALICNY and ALIC agreed to terminate the agreement resulting in an increase to ALICNY’s asset adequacy reserves of $1,301,378. ALICNY received $7,251 in cash for settlement of accrued premiums and benefits. Prior to the termination, under this agreement ALICNY paid premiums of $2,480, and $3,335 to ALIC and received benefits of $22,885 and $21,000 from ALIC in 2021 and 2020, respectively. The impact on ALICNY’s unassigned surplus for the Stop Loss termination was a reduction of $1,301,378.

4)

Effective October 1, 2021, ALICNY entered into a coinsurance funds withheld agreement and ceded life and payout annuity policies to WRAC (the IGR). The agreement consisted of an initial settlement to WRAC in the amount of $4,553,349, inclusive of a ceding commission paid by ALICNY of $183,000. A portion of the initial settlement, in the amount of $4,048,954, remained in a funds withheld account at ALICNY. Life and annuity reserves in the amount of $4,375,690 were ceded to WRAC under the agreement. The impact on ALICNY’s unassigned surplus from the initiation of the treaty was an increase of $200,619.

Effective January 1, 2022, the IGR was amended to include a provision for changes in nonadmitted IMR related to the funds withheld portfolio. As a result of this amendment, the Company recorded a decrease in surplus of $5,724 during 2023 and an increase in surplus of $58,954 during 2022, as a component of change in surplus as a result of reinsurance.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

5.	Reinsurance (continued)

The initial financial effects of these reinsurance transactions were as follows:

Admitted assets

Bonds	$(17,124)

Cash, cash equivalents, and short-term investments	(86,966)

Policy loans	(18,223)

Accrued investment income	(629)

Deferred and uncollected life premiums	(13,462)

Reinsurance recoverable	(4,991)

Net deferred tax assets	(507)

Other assets	19,022

Total admitted assets	$(122,880)

Liabilities

Policy and contract liabilities

Life, annuity and accident & health reserves	$(2,825,804)

Policy and contract claims	(11,841)

Policyholders’ funds	(277,869)

Total policy and contract liabilities	(3,115,514)

Other amounts payable on reinsurance	43,472

Interest maintenance reserve	(17,855)

Current federal income taxes	1,843

Remittances not allocated	161

Funds held under reinsurance treaties	4,048,954

Other liabilities	3,995

Total liabilities	965,056

Capital and Surplus:

Unassigned surplus and special surplus funds	(1,087,936)

Total capital and surplus	(1,087,936)

Total liabilities and capital and surplus	$(122,880)

Premiums and other revenues:

Life, annuity and health premiums	$(4,155,075)

Net investment income	(533)

Commissions and expense allowances on reinsurance ceded	(184,944)

Other revenues, net	18,192

Total premiums and other revenues	(4,322,360)

Benefits paid or provided:

Death benefits	(7,609)

Change in life, annuity and accident & health reserves	(2,825,804)

Other benefits	(3,991)

Total benefits paid or provided	(2,837,404)

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

5.	Reinsurance (continued)

Insurance expenses and other deductions:

Decrease in loading on deferred and uncollected premiums	$2,617

Total insurance expenses and other deductions	2,617

Gain (loss) from operations before federal income taxes and net realized capital gains (losses)	(1,487,573)

Federal income taxes	(386,477)

Gain (loss) from operations before net realized capital gains (losses)	(1,101,096)

Net realized capital gains (losses)	398

Net (loss) income	$(1,100,698)

The Company did not have any reinsurance contracts with risk-limiting features for the year ended December 31, 2023 and 2022.

6.	Federal Income Taxes

WRAC, along with its life insurance subsidiaries, files a consolidated federal income tax return. Companies included in the consolidated return are as follows:

•	Wilton Reassurance Company
•	Wilton Reassurance Life Company of New York
•	Texas Life Insurance Company
•	Wilcac Life Insurance Company
•	Redding Reassurance Company 3, LLC

The method of allocation among the companies is subject to a written agreement approved by the Board of Directors. Allocation is based upon the separate return calculations with credit for net losses granted when utilized on a separate company basis or in consolidation.

Inter-company tax balances may be settled quarterly as the Company makes payments to, or receives payments from, WRAC for the amount the Company would have paid to, or received from, the Internal Revenue Service (IRS) had it not been a member of the consolidated tax group. The separate company provisions and payments are computed using the tax elections made by WRAC.

Pursuant to NY Circular Letter No. 1979-33 (December 20, 1979), in order to help assure the Company’s enforceable right to recoup federal income taxes in the event of future net losses, the Department has required that an escrow account consisting of assets eligible as an investment for the Company be established and maintained by its parent in an amount equal to the excess of the amount paid by the domestic insurer to the parent for federal income taxes over the actual payment made by the parent to the IRS. Escrow assets may be released to WRAC from the escrow account at such time as the permissible period for loss carrybacks has elapsed. The Company and WRAC established the required escrow agreement effective October 1, 2007. The escrow balance was $6,331 and $616 at December 31, 2023 and 2022, respectively.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

6.	Federal Income Taxes (continued)

The components of the net deferred tax assets (liabilities) at December 31 are as follows:

	2023			2022
	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$62,034	$45,322	$107,356	$54,763	$–	$54,763

Statutory valuation allowance	–	–	–	–	–	–

Adjusted gross deferred tax assets	62,034	45,322	107,356	54,763	–	54,763

Deferred tax assets nonadmitted	–	–	–	–	–	–

Subtotal net admitted deferred tax assets	62,034	45,322	107,356	54,763	–	54,763

Deferred tax liabilities	23,654	61,372	85,026	40,827	37	40,864

Net deferred tax assets (liabilities)	$38,380	$(16,050)	$22,330	$13,936	$(37)	$13,899

				Change During 2023
				Ordinary	Capital	Total

Gross deferred tax assets				$7,271	$45,322	$52,593

Statutory valuation allowance				–	–	–

Adjusted gross deferred tax assets				7,271	45,322	52,593

Deferred tax assets nonadmitted				–	–	–

Subtotal net admitted deferred tax assets				7,271	45,322	52,593

Deferred tax liabilities				(17,173)	61,335	44,162

Net deferred tax assets (liabilities)				$24,444	$(16,013)	$8,431

The amount of adjusted gross deferred tax assets admitted under SSAP No. 101 is as follows:

	2023			2022
	Ordinary	Capital	Total	Ordinary	Capital	Total

(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$–	$–	$–	$–	$–	$–
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation	22,330	–	22,330	13,899	–	13,899
i. Adjusted gross deferred tax assets expected to be realized following balance sheet date	22,330	–	22,330	13,899	–	13,899
ii. Adjusted gross tax assets allowed	–	–	–	–	–
limitationthreshold	44,050	–	44,050	40,106	–	40,106
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	23,654	61,372	85,026	40,827	37	40,864

(d) Deferred tax assets admitted as the result of application of SSAP 101 (Total (a)+(b)+(c))	$45,984	$61,372	$107,356	$54,726	$37	$54,763

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

6.	Federal Income Taxes (continued)

	2023			2022
	Ordinary	Capital	Total	Ordinary	Capital	Total

				Change
				Ordinary	Capital	Total

(a) Federal income taxes paid in prior years recoverable through loss carrybacks				$–	$–	$–
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation				8,431	–	8,431
i. Adjusted gross deferred tax assets expected to be realized following balance sheet date				8,431	–	8,431
ii. Adjusted gross tax assets allowed limitation threshold				3,944	–	3,944
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities				(17,173)	61,335	44,162

(d) Deferred tax assets admitted as the result of application of SSAP 101 (Total (a)+(b)+(c))				$(8,742)	$61,335	$52,593

Other admissibility criteria are as follows:

Description	2023	2022

Ratio percentage used to determine recovery period and threshold limitation amount	1,017.8%	886.7%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b) above	$289,345	$267,373

The Company’s tax planning strategies do not include the use of reinsurance.

The Company does not currently employ tax planning strategies to recognize the admission of deferred tax assets.

There are no temporary differences for which a deferred tax liability has not been established.

Current income taxes incurred consist of the following:

	2023	2022	2021

Current income tax (benefit) expense	$11,091	$18,675	$(337,092)

Tax credit and Foreign withholding	–	–	(75.0)

Return to provision true-up	7,265	–	890

Current income tax (benefit) expense incurred from operations	18,356	18,675	(336,277)

Current income tax (benefit) expense on realized gains and losses	–	(19,678)	43,106

Total current income tax (benefit) expense	$18,356	$(1,003)	$(293,171)

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

6.	Federal Income Taxes (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31 are as follows:

	2023	2022	Change	Character

Deferred tax assets:

Insurance reserves	$32,595	$38,728	$(6,133)	Ordinary

Deferred acquisition costs	10,975	7,626	3,349	Ordinary

Net Operating Losses	12,723	3,649	9,074	Ordinary

Compensation	5,352	4,712	640	Ordinary

Investments	45,322	–	45,322	Capital

Other	389	48	341	Ordinary

Total deferred tax assets	107,356	54,763	52,593

Non-admitted deferred tax assets	–	–	–

Admitted deferred tax assets	107,356	54,763	52,593

Deferred tax liabilities:

Premium receivable	408	2,790	(2,382)	Ordinary

Investments-capital	61,372	37	61,335	Capital

Investments-ordinary	23,246	38,011	(14,765)	Ordinary

Other	–	26	(26)	Ordinary

Total deferred tax liabilities	85,026	40,864	44,162

Net admitted deferred tax asset (liabilities)	$22,330	$13,899	$8,431

The change in net deferred income taxes including the tax effect of unrealized gains consists of the following:

	2023	2022	Change

Total deferred tax assets	$107,356	$54,763	$52,593

Total deferred tax liabilities	85,026	40,864	44,162

Net deferred tax assets (liabilities)	$22,330	$13,899	$8,431

Tax effect on unrealized gains	7,380	8,617	(1,237)

Change in net deferred income tax			$7,194

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

6.	Federal Income Taxes (continued)

The total statutory income tax is different from that which would be obtained by applying the statutory Federal income tax rate of 21% to income before income taxes. Items causing these differences are as follows:

	Year Ended December 31
	2023	2022	2021

Provisions computed at statutory rate	$14,686	$8,755	$(257,125)

IMR	(1,111)	(21,533)	701

Dividend received deduction	(518)	(442)	(486)

Ceding commission in surplus	(365)	(442)	2,646

ULR write-down*	–	–	68,040

Other	(1,530)	(1,934)	743

Total statutory income taxes	$11,162	$(15,596)	$(185,481)

Federal income tax incurred	$18,356	$(1,003)	$(293,171)

Change in net deferred income taxes	(7,194)	(14,593)	107,690

Total statutory income taxes	$11,162	$(15,596)	$(185,481)

*

Unified loss rules, (“ULR”) in the consolidated return regulations (Reg. 1.1502-36) apply when a member of a consolidated group “transfers” a “loss share” of its subsidiary’s stock. The ULR rules function to limit the recognition of loss on transferred stock more than once by requiring the write-down of certain tax attributes to the extent of the recognized stock loss.

At December 31, 2023, the Company has an operating loss of $60,586 to be carried forward to future years. In addition, the Company has capital loss of $10,945 eligible for carryforward which will begin to expire in 2028.

The Inflation Reduction Act enacted the Corporate Alternative Minimum Tax (CAMT) on August 16, 2022. For applicable corporations that report over $1 billion in profits to shareholders, the act includes a 15% CAMT based on book income. The Company does not meet the average “adjusted financial statement income” threshold for CAMT purposes. As such, the Company is a nonapplicable reporting entity and is not subject to pay CAMT. As of December 31, 2023, the Company is not required to calculate or recognize a payable for CAMT in 2023 and will not have a CAMT credit carryforward.

The aggregate amount of deposits reported as admitted assets under Section 6603 of the IRS Code was $0 as of December 31, 2023 and 2022.

The 2020–2022 tax years are open and subject to examination by the IRS.

7.	Capital and Surplus

Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2023 and 2022, the Company exceeded the RBC requirements.

The Company is subject to statutory regulations of the State of New York. Under these regulations, the maximum amount of dividends which can be paid by a company to shareholders in any twelve month period without prior approval of the Department is restricted to the greater of 10% of surplus to policyholders as of the

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

7.	Capital and Surplus (continued)

immediately preceding calendar year or net income less realized gains of the preceding year, which may be further limited. Dividends may be paid by the Company only from earned surplus. The Company can pay dividends of $37,783 in 2024 without prior regulatory approval.

The Company declared an ordinary dividend of $8,500 on November 29, 2023, approved by the Department on December 6, 2023, and was paid on December 16, 2023. The Company declared no ordinary dividends to its stockholder in 2022 and 2021.

The Company declared an extraordinary dividend of $74,000 on December 13, 2022, approved by the Department on December 13, 2022, and paid cash to WRAC on December 15, 2022. The extraordinary dividend was recorded as a return of capital.

In September 2021, ALICNY’s Board of Directors authorized up to 175,000 of new shares of common capital stock. Under the terms of the Purchase Agreement, immediately prior to the consummation of the sale, ALICNY issued 87,936 of the newly authorized shares to AIH in exchange for $660,000.

The components contributing to the cumulative increase or (reduction) of unassigned surplus as of December 31 were as follows:

	2023	2022

Nonadmitted assets	$(80,688)	$(76,003)

AVR	(97,293)	(80,740)

Net unrealized capital gains (losses) less capital gains tax	27,762	26,596

Unauthorized reinsurance provision	(2,349)	(1,855)

Change in surplus as a result of reinsurance—Unamortized gain	8,755	10,493

Change in surplus as a result of reinsurance—Nonadmitted IMR	53,231	58,955

As a result of a quasi-reorganization of the Company’s capital under SSAP No. 72, Surplus and Quasi-Reorganizations, immediately following the Acquisition and prior to the Merger and with prior notice to the Department, effective October 1, 2021, ALICNY restated its gross paid in and contributed surplus and unassigned deficit by $585,153.

8.	Related-Party Transactions

Reinsurance transactions

See disclosures included in Note 5 concerning certain inter-affiliate reinsurance transactions completed during 2021.

Services Agreement

Through the Services Agreement, Wilton Re Services provides certain accounting, actuarial and administrative services to the Company. Expenses incurred relating to this agreement amounted to $10,264, $7,845, and $3,859 for the years ended December 31, 2023, 2022 and 2021, respectively.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

8.	Related-Party Transactions (continued)

The Company reported amounts payable to its affiliate, Wilton Re Services, of $3,341 and $3,226 at December 31, 2023 and 2022, respectively.

Under the Services Agreement, the Company incurs charges related to employee compensation which includes a Long-Term Incentive Program (LTIP), an Equity Incentive Program (EIP) and an Equity Participation Plan (EPP). These incentive programs vest over varying periods of time between one and four years, after which final unit values are determined based on actual performance. The Company has been allocated a share of the expense with the payable for these incentive programs carried as a component of general expenses due or accrued. Once the vesting period is complete and the incentive awards are paid, the Company’s payable will be settled with Wilton Re Services. At December 31, 2023 and 2022, included within accounts payable and general expenses due and accrued in the statutory-basis balance sheets, is the Company’s payable of $22,304 and $14,999, respectively, resulting in incurred expenses of $11,688, $7,682, and 5,316 for the years ended December 31, 2023, 2022, and 2021, respectively.

The Company settled $4,383, $3,206, $2,857, and $2,893 with Wilton Re Services related to vested awards paid on April 14, 2023, March 14, 2022, December 30, 2021, and April 9, 2021 respectively.

Investment transactions

In a series of transactions that occurred on September 29, 2023 and October 2, 2023, limited partnership investments with a statement value and market value of $155,193 were transferred from WRAC to the Company in exchange for cash of the same amount.

9.	Commitments and Contingencies

Funding of Investments

The Company’s commitments to limited partnerships as of December 31, 2023, are presented in the following table:

	2023
	Commitment	Unfunded

Limited partnerships	$820,810	$234,357

The Company anticipates that the majority of its current limited partnership commitments will be invested over the next five years; however, these commitments could become due at any time at the request of the counterparties.

Legal Proceedings

In the normal course of business, the Company is occasionally involved in litigation, principally from claims made under insurance policies and contracts. The ultimate disposition of such litigation is not expected to have a material adverse effect on the Company’s financial condition, liquidity or results of operations.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

10.	Reserves

The Company’s annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions at December 31, are summarized as follows:

	2023		2022
A. Individual Annuities	Amount	Percent	Amount	Percent

Subject to discretionary withdrawal:

With fair value adjustment	$82,866	2.3%	$115,723	3.2%

At book value less current surrender charge of 5% or more	499	–	5,192	0.2

At fair value	149,682	4.1	144,257	4.0

Total with adjustment or at market value	233,047	6.4	265,172	7.4

At book value without adjustment

(minimum or no charge or adjustment)	1,171,020	32.1	1,290,672	36.2

Not subject to discretionary withdrawal	2,241,770	61.5	2,011,273	56.4

Total annuity reserves and deposit fund liabilities—before reinsurance	3,645,837	100.0%	3,567,117	100.0%

Less reinsurance ceded	2,250,319		2,042,955

Net annuity reserves and deposit fund liabilities	$1,395,518		$1,524,162

	2023		2022
B. Group Annuities	Amount	Percent	Amount	Percent

Subject to discretionary withdrawal:

With fair value adjustment	$20,713	7.6%	$23,078	7.7%

At book value less current surrender charge of 5% or more	1,494	0.5	2,432	0.8

At fair value	71,594	26.3	66,328	22.3

Total with adjustment or at market value	93,801	34.4	91,838	30.8

At book value without adjustment

(minimum or no charge or adjustment)	169,157	62.0	192,112	64.5

Not subject to discretionary withdrawal	9,770	3.6	14,039	4.7

Total annuity reserves and deposit fund liabilities—before reinsurance	272,728	100.0%	297,989	100.0%

Less reinsurance ceded	77,258		93,234

Net annuity reserves and deposit fund liabilities	$195,470		$204,755

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

10.	Reserves (continued)

	2023		2022

C. Deposit—Type Contracts (No Life Contingencies)	Amount	Percent	Amount	Percent

Subject to discretionary withdrawal:

With fair value adjustment	$–	–%	$–	–%

At book value less current surrender charge of 5% or more	–	–%	–	–%

At fair value	7	–%	12	–%

Total with adjustment or at market value	7	–%	12	–%

At book value without adjustment

(minimum or no charge or adjustment)	–	–%	1	–%

Not subject to discretionary withdrawal	413,631	100.0%	261,786	100.0%

Total annuity reserves and deposit fund liabilities—before reinsurance	413,638	100.0%	261,799	100.0%

Less reinsurance ceded	387,849		248,884

Net annuity reserves and deposit fund liabilities	$25,789		$12,915

Of the total net annuity reserves and deposit fund liabilities of $1,616,777 and $1,741,832 at December 31, 2023 and 2022, respectively, $1,310,684 and $1,413,610 is included in the general account and $306,093 and $328,222 is included in the separate account, respectively.

The Company’s life reserves that are subject to discretionary withdrawal, surrender values, or policy loans and not subject to discretionary withdrawal or no cash value provisions at December 31 are summarized as follows:

	2023			2022
A. General Account	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

(1) Subject to discretionary withdrawal, surrender value, or policy loans:

a. Term policies with cash value	$–	$18,629	$21,537	$1,387	$18,519	$25,662

b. Universal life	603,561	610,582	646,347	639,686	638,255	664,123

c. Universal life with secondary guarantees	356,196	302,204	542,599	346,670	280,848	509,069

d. Indexed universal life	–	–	–	–	–	–

e. Indexed universal life with secondary guarantees	73,912	51,705	57,270	67,554	42,948	50,645

f. Indexed life	–	–	–	–	–	–

g. Other permanent cash value life insurance	–	7,422	9,165	–	7,391	9,280

h. Variable life	–	–	–	–	–	–

i. Variable universal life	2,675	2,637	2,175	2,558	2,415	2,172

j. Miscellaneous reserves	–	68,957	105,409	–	72,814	102,612

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

10.	Reserves (continued)

	2023			2022
A. General Account	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

(2) Not subject to discretionary withdrawal or no cash values:

a. Term policies without cash value	XXX	XXX	396,134	XXX	XXX	443,461

b. Accidental death benefits	XXX	XXX	170	XXX	XXX	118

c. Disability—active lives	XXX	XXX	6,859	XXX	XXX	7,333

d. Disability—disabled lives	XXX	XXX	20,873	XXX	XXX	22,394

e. Miscellaneous reserves	XXX	XXX	953,680	XXX	XXX	1,438,975

(3) Total (gross: direct + assumed)	1,036,344	1,062,136	2,762,218	1,057,855	1,063,190	3,275,844

(4) Reinsurance ceded	581,437	590,795	1,870,374	603,400	601,717	2,359,044

(5) Total (net) (3)-(4)	$454,907	$471,341	$891,844	$454,455	$461,473	$916,800

	2023			2022
B. Separate Account Guaranteed	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

(1) Subject to discretionary withdrawal, surrender value, or policy loans:

a. Term policies with cash value	$–	$–	$–	$–	$–	$–

b. Universal life	–	–	–	–	–	–

c. Universal life with secondary guarantees	–	–	–	–	–	–

d. Indexed universal life	–	–	–	–	–	–

e. Indexed universal life with secondary guarantees	–	–	–	–	–	–

f. Indexed life	–	–	–	–	–	–

g. Other permanent cash value life insurance	–	–	–	–	–	–

h. Variable life	–	–	–	–	–	–

i. Variable universal life	–	–	–	–	–	–

j. Miscellaneous reserves	–	–	–	–	–	–

(2) Not subject to discretionary withdrawal or no cash values:

a. Term policies without cash value	XXX	XXX	–	XXX	XXX	XXX

b. Accidental death benefits	XXX	XXX	–	XXX	XXX	XXX

c. Disability—active lives	XXX	XXX	–	XXX	XXX	XXX

d. Disability—disabled lives	XXX	XXX	–	XXX	XXX	XXX

e. Miscellaneous reserves	XXX	XXX	–	XXX	XXX	XXX

(3) Total (gross: direct + assumed)	–	–	–	–	–	–

(4) Reinsurance ceded	–	–	–	–	–	–

(5) Total (net) (3)—(4)	$–	$–	$–	$–	$–	$–

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

10.	Reserves (continued)

	2023			2022
C. Separate Account Nonguaranteed	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

(1) Subject to discretionary withdrawal, surrender value, or policy loans:

a. Term policies with cash value	$–	$–	$–	$–	$–	$–

b. Universal life	–	–	–	–	–	–

c. Universal life with secondary guarantees	–	–	–	–	–	–

d. Indexed universal life	–	–	–	–	–	–

e. Indexed universal life with secondary guarantees	–	–	–	–	–	–

f. Indexed life	–	–	–	–	–	–

g. Other permanent cash value life insurance	–	–	–	–	–	–

h. Variable life	–	–	–	19,279	17,969	18,959

i. Variable universal life	23,038	21,599	22,304	–	–	–

j. Miscellaneous reserves	–	–	–	–	–	–

(2) Not subject to discretionary withdrawal or no cash values:			–			–

a. Term policies without cash value	XXX	XXX	–	XXX	XXX	–

b. Accidental death benefits	XXX	XXX	–	XXX	XXX	–

c. Disability—active lives	XXX	XXX	–	XXX	XXX	–

d. Disability—disabled lives	XXX	XXX	–	XXX	XXX	–

e. Miscellaneous reserves	XXX	XXX	245	XXX	XXX	199

(3) Total (gross: direct + assumed)	23,038	21,599	22,549	19,279	17,969	19,158

(4) Reinsurance ceded	–	–	–	–	–	–

(5) Total (net) (3)—(4)	$23,038	$21,599	$22,549	$19,279	$17,969	$19,158

11.	Premium and Annuity Considerations

Deferred and uncollected life insurance premiums, net of reinsurance, at December 31 were as follows:

	2023		2022
	Gross	Net of Loading	Gross	Net of Loading

Ordinary new business	$–	$–	$1	$1

Ordinary renewal	5,564	5,563	10,312	12,267

Total	$5,564	$5,563	$10,313	$12,268

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

11.	Premium and Annuity Considerations (continued)

For 2023, 2022, and 2021, the Company recognized premiums related to life participating policies of $16, $31, and $41, respectively. These amounts represented less than one-half of one percent of total life premiums and annuity considerations earned. The Company uses accrual accounting to record policyholder dividends on participating policies. The Company paid dividends of $10, $28, and $45 in 2023, 2022 and 2021, respectively, to participating policyholders and did not allocate additional income. All of the Company’s accident and health contracts were nonparticipating.

12.	Separate Accounts

The Company’s Separate Accounts were attributed to the following products/transactions as December 31:

	2023		2022
	Legally Insulated Assets	Not Legally Insulated Assets	Legally Insulated Assets	Not Legally Insulated Assets

Variable annuity contracts	$226,609	$–	$215,635	$–

Variable life policies	23,045	–	19,302	–

Modified guaranty annuity	–	104,097	–	120,985

Total	$249,654	$104,097	$234,937	$120,985

Separate Accounts held by the Company are for variable annuity contracts, variable life policies, and MGA contracts. The assets and liabilities of variable annuity contracts and variable life policies are recorded as assets and liabilities of the Separate Accounts and are legally insulated from the General Account, excluding any purchase payments or transfers directed by the contractholder to earn a fixed rate of return which are included in the Company’s General Account assets. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. Separate Accounts which contain variable annuity and variable life business are unit investment trusts and registered with the Securities and Exchange Commission (SEC). As of December 31, 2023 and 2022, all assets of the Separate Accounts that support the variable annuity and variable life business were legally insulated.

Variable annuity and variable life business allows the contractholder to accumulate funds within a variety of portfolios, at rates which depend upon the return achieved from the types of investments chosen. The net investment experience of the Separate Accounts is credited directly to the contractholder and can be favorable or unfavorable. The assets of each portfolio are held separately from the other portfolios and each has distinct investment objectives and policies. Absent any contract provision wherein the Company provides a guarantee, the contractholders of the variable annuity and variable life products bear the investment risk that the Separate Account’s funds may not meet their stated investment objectives. Variable annuity and variable life business is included in the Nonguaranteed Separate Accounts column of the following tables.

The assets and liabilities of MGA contracts are also recorded as assets and liabilities of the Separate Accounts, however, they are not legally insulated from the General Account. MGA products are non-unitized products, most of which are not registered with the SEC. The Separate Account for MGA products provides the opportunity for the contractholder to invest in one or any combination of up to ten interest rate guarantee periods. Amounts withdrawn from the contract in excess of the free withdrawal amount are subject to market

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

12.	Separate Accounts (continued)

value adjustments. MGA business is included in the Nonindexed Guarantee Less than/equal to 4% or the Nonindexed Guarantees More than 4% column of the following tables.

Some of the Separate Account liabilities are guaranteed by the General Account. To compensate the General Account for the risk taken on variable annuity products, the Separate Accounts paid risk charges of $430, $488, and $619 in 2023, 2022, and 2021, respectively. The amount paid by the General Account for Separate Account guarantees for variable annuity products was $826, $191 and $119 in 2023, 2022, and 2021, respectively.

In connection with the disposal of the Company’s variable annuity business to Prudential Insurance Company of America (Prudential) in 2006, there is a modified coinsurance reinsurance agreement under which the Separate Account assets and liabilities remain in the Company’s Statements of Financial Position, but the related results of operations are fully reinsured to Prudential and presented net of reinsurance in the statutory-basis statements of operations. In contrast, assets supporting General Account liabilities, including the future rights and obligations related to benefit guarantees and fixed rate of return fund investments, have been transferred to Prudential under the coinsurance reinsurance provisions. The reinsurance agreements do not contain limits or indemnifications with regard to the insurance risk transfer, and transferred all of the future risks and responsibilities for performance in the underlying variable annuity contracts to Prudential, including those related to benefit guarantees and fixed rate of return fund investments, in accordance with SSAP No. 61R. The Separate Account balances related to the modified coinsurance reinsurance were $204,961 and $197,025 as of December 31, 2023 and 2022, respectively. The General Account liability balances reinsured to Prudential under the coinsurance reinsurance were $153,675 and $180,373 as of December 31, 2023 and 2022, respectively, and consisted of the liabilities for fixed rate of return fund investments and benefit guarantees.

Information regarding the Company’s Separate Accounts as of December 31 was as follows:

	2023
	Nonindexed Guarantee Less Than/Equal to 4%	Nonindexed Guarantee More Than 4%	Non-Guaranteed Separate Accounts	Total

Premiums, considerations or deposits for year ended December 31	$–	$–	$2,241	$2,241

Reserves as of December 31

For accounts with assets at:

Fair value	79,998	–	226,845	306,843

Amortized cost	–	–	–	–

Total reserves	$79,998	$–	$226,845	$306,843

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

12.	Separate Accounts (continued)

	2023
	Nonindexed Guarantee Less Than/Equal to 4%	Nonindexed Guarantee More Than 4%	Non-Guaranteed Separate Accounts	Total

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$77,625	$–	$–	$77,625

At book value without market value adjustment and with current surrender charge of 5% of more	–	–	–	–

At fair value	–	–	220,757	220,757

At book value without market value adjustment and with current surrender charge of less than 5%	2,373	–	–	2,373

Subtotal	$79,998	$–	$220,757	$300,755

Not subject to discretionary withdrawal	–	–	6,088	6,088

Total	$79,998	$–	$226,845	$306,843

Reserves for asset default risk in lieu of AVR	N/A	N/A	N/A	N/A

	2022
	Nonindexed Guarantee Less Than/Equal to 4%	Nonindexed Guarantee More Than 4%	Non-Guaranteed Separate Accounts	Total

Premiums, considerations or deposits for year ended December 31	$–	$–	$13	$13

Reserves as of December 31

For accounts with assets at:

Fair value	113,115	–	234,265	347,380

Amortized cost	–	–	–	–

Total reserves	$113,115	$–	$234,265	$347,380

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS

FINANCIAL STATEMENTS (CONTINUED)

AS OF DECEMBER 31, 2023 AND 2022

AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

(Amounts in thousands of US Dollars, except share amounts)

12.	Separate Accounts (continued)

	2022
	Nonindexed Guarantee Less Than/Equal to 4%	Nonindexed Guarantee More Than 4%	Non-Guaranteed Separate Accounts	Total

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$109,160	$–	$–	$109,160

At book value without market value adjustment and with current surrender charge of 5% of more	–	–	–	–

At fair value	–	–	246,207	246,207

At book value without market value adjustment and with current surrender charge of less than 5%	3,955	–	–	3,955

Subtotal	$113,115	$–	$246,207	$359,322

Not subject to discretionary withdrawal	–	–	5,892	5,892

Total	$113,115	$–	$252,099	$365,214

Reserves for asset default risk in lieu of AVR	N/A	N/A	N/A	N/A

Reconciliation of net transfers to or (from) the Separate Accounts for the years ended December 31 was as follows:

	2023	2022	2021

Transfers as reported in the Summary of Operations of the Separate Accounts Statement

Transfers to Separate Accounts	$2,241	$2,704	$3,911

Transfers from Separate Accounts	69,129	29,469	49,290

Net transfers to (from) Separate Accounts	(66,888)	(26,765)	(45,379)

Reconciling adjustments	1,350	847	59

Transfers as reported in the Statements of Operations	$(65,538)	$(25,918)	$(45,320)

13.	Subsequent Events

There have been no events occurring subsequent to the close of the books or accounts that would require adjustment to or disclosure in the financials statements. Subsequent events have been considered through March 29, 2024, the date the statutory-basis financial statements were available to be issued.

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